Confidential Information Memorandum

IMAGING PET TECHNOLOGIES

Resale Restrictions:	You will be restricted from selling your securities for an indefinite period. See "Resale Restrictions" in separate document.

Purchaser's Rights:
You have 2 business days to cancel your agreement to purchase these securities. If there is a misrepresentation in this Memorandum, you have the right to sue either for damages or to cancel the agreement. See "Purchasers' Rights" in separate document.

No securities regulatory authority has assessed the merits of these securities or reviewed this Memorandum. Any representation to the contrary is an offence. This is a risky investment. See "Risk Factors" in separate document.

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

1.	Separate Document - Non- Disclosure Agreement

IPT Subscription Form

2.	Risk Acknowledgement		3

3.	Project SPECT/PET- Introduction		4-6

4.	The Plan -Summary		7-8

5.	Term Sheet-$1.5 Million Debt Financing		9

6.	Term Sheet-$2.5 Million Equity Funding		10-11

7.	Use of Proceeds - Debt and Equity Offerings		12

8.	Exit Strategy-Debt Offering		13-14

9.	Exit Strategy- Equity Offering		15-16

10.	IPT Funding - IPT ProForma Balance Sheet - Schedule D		17

11.	Appendix 1 -	IS2 Financial Statements - Feb. 28, 2006.

12.	Appendix 2 -	IS2 Financial Statements - Dec 31, 2005.

13.	Appendix 3 -	Imaging PET Technologies (IPT) Overview.

>Quantum Molecular Technologies, Inc. (QMT)

14.	Appendix 4 -	IS2 Medical Systems Inc., Confidential Information Memorandum.

15.	Appendix 5 -	POSITRON Corporation - Private Placement Offering Memorandum.

Separate Documents:

1.	Subscription Agreements (where applicable)

2.	Copies of "National and Ontario Prospectus and Registration Exemptions"
(i) National Instrument 45-106
(ii) OSC Rule 45-501
(where applicable and as requested)

3.	Risk Factors (as requested)

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

CONFIDENTIAL INFORMATION MEMORANDUM

RE:   RISK ACKNOWLEDGEMENT

This Confidential Information Memorandum ("CIM") has been prepared on behalf of imaging PET Technologies (IPT) and is solely for use by parties interested in a transaction with IPT. This CIM under no circumstances is to be construed as an offering of securities except as an exemption exists under the securities laws in all Canadian provincial jurisdictions relating to "accredited investors". No parties will evaluate or pursue the transactions herein discussed unless they have attested in writing that they in fact qualify as an "accredited investor" as defined in "National and Ontario Prospectus and Registration Exemptions of Rules 45-106 and/or OSC Rule 45-501. Unless otherwise stated, all amounts are in Canadian dollars.

The information contained herein has been prepared to assist interested parties in making their own evaluation of IPT and does not purport to contain all of the information that a prospective purchaser or investor may desire. Prospective investors should conduct their own investigation and analysis of IPT and the information contained in this CIM. This memorandum includes certain statements, estimates and projections with respect to IPT's anticipated performance. Such statements, estimates and projections reflect various assumptions by management concerning anticipated results, which may or may not prove to be correct. No representations or warranties are made or implied by IPT as to the accuracy of such statements, estimates, projections and assumptions with respect to the information in the CIM. Parties who wish to pursue this matter further will be provided with such other information as mutually agreed. Any eventual agreement will contain such representations and warranties as agreed to between the parties.

By accepting the CIM, the recipient acknowledges and agrees that: (1) all of the information contained herein or made available in connection with a further investigation of IPT is confidential, will be treated in a confidential manner, and the recipient will not, directly or indirectly, disclose or permit its agents or affiliates to disclose any of such information, (2) no personnel of IPT and no clients, customers, suppliers or other parties having dealings with IPT are to be contacted directly or indirectly under any circumstances by or on behalf of the recipient without the prior written consent of IPT, (3) IPT makes no representation or warranty as to the accuracy of the CIM and neither shall have any liability for any representation (express or implied) contained in, or for any omissions from, the CIM or any other written or oral communications transmitted to the recipient in the course of its evaluation of IPT on IS2, and (4) if the recipient does not wish to pursue this matter or upon our request, the recipient will return the CIM to IPT as soon as practicable, together with any other materials relating to IPT which the recipient may have received from IPT.

All communications relating to the CIM should be directed to:
                          Please call Patrick Rooney, principal at:       Bus:   (905) 712-9500 X 223 and/or
                         Cell:   (416)274-7569

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

March 24/2006
PROJECT SPECT/PET:
PROJECT TO FINANCE MOLEUCLAR IMAGING VENTURE

(This memo is written as an introduction only to the Project SPECT/CT Transaction)

Overview

State-of-the-art Molecular Imaging in medicine is synonymous with Positron Emission Tomography, PET Scanning.  PET Scan technology is essential in the diagnosis, staging and treatment planning for critical illness (C.I.). SPECT stands for "single photon emission computed tomography".  SPECT is often called a "Poor man's PET".

Critical illness kills 60% of the world's population.  Critical illness is defined as cancer, cardiac and neurological diseases.  In order to effectively find and treat these critical illness diseases, we must view the body at the cellular, molecular or functional level.  Only PET and to a limited degree SPECT technologies allow that type of specific analysis.

MRI's, CAT and/or CT Scans ail look at the anatomy. The latter will image a tumor but only a PET will tell an MD what's going on and at what location disease is present inside the tumor.  Biopsies are invasive and can be dangerous, PET is non-invasive and has no side effects.

There were 1.4 million PET Scans performed in the USA in 2005, of which 100,000 were Cardiac PET Scans. The lion's share were cancer-related PET Scans. The standard of care for the diagnosis and treatment planning for cardiac disease is SPECT. There were over 10 million SPECT procedures performed in the USA in 2005. A SPECT scanner will sell for between $200,000 and $500,000, while a PET and/or PET/CT scanner will sell for between $900,000 and $3.5 million.

The Opportunity

SPECT is in virtually every hospital that treats heart patients and in many large cardiology practices. Cardiac PET, although the gold standard in working to prevent and reverse coronary artery disease is only in the top 50 cardiac hospitals in the USA and Japan. PET is not approved for reimbursement in Canada, except in Quebec where PET Scans for some cancers only have just been approved.

With this short overview of the PET and SPECT markets, we have only scraped the surface in defining the opportunity. CTI (CTMI:NASDAQ), shipped its first breakthrough product, the PET/CT scanner in 2001.

Confidential	March 23, 2006
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CTI was not much more than a one product company, yet, it was sold in 2005 on a market capitalization of $2 billion to Siemens.

Imaging PET Technologies (IPT), a joint venture company owned 49.9% by Quantum Molecular Pharmaceuticals and 50.1% by Positron Corporation, plans to complete the acquisition of IS2 Medical Systems, Inc., as the cornerstone of developing a breakthrough PET product which we evaluate as potentially the size of the PET/CT opportunity.

We are seeking to raise (CDN) $4 million in a unique vehicle that we call imaging PET Technologies (IPT). IPT will acquire ail of the net assets of IS2 at a price equal to 10% of the invested capital to date into IS2 by Canadian venture funds. We will then introduce leading-edge, innovative, PET technology into IPT designed to integrate our new PET technology with the SPECT technology of IS2. The marriage of the two technologies and the planned collaboration between the two Research and Development teams could help create a technology breakthrough in PET which could change the face of molecular imaging and therefore the face and future of critical diseases, that is, cancer, cardiac, and neurological diseases.

The Financial Transaction

We are looking for two tranches, $1,500,000 of secured debt which will be used to buy all of the tangible and intangible assets of IS2 and $2.5 million in common stock equity which will be infused into the newly-formed acquisition corporation called "Imaging PET Technologies" (IPT). The secured debt will have the security of inventory, receivables and other tangible and intangible assets of IPT. Both tranches will receive significant warrant positions to acquire POSITRON Corporation common shares (POSC.OB Bulletin Board). The POSC common shares under option will be acquired by IPT with the proceeds of the IPT equity financing. Furthermore, the $2.5 million equity will be convertible into 5 million shares of IPT or 50 million shares of Positron, at the holders option. If our game plan is executed effectively, there is the possibility of a many fold return on capital.

Conclusion

The understanding of PET technology by an investor in the medical products and services market segment is essential when evaluating all investments since measuring disease at the molecular level is the Holy Grail. The understanding of PET, if a family member develops or is suspected of developing a critical illness (60% of us will die of one) is more important than the first.

We would like to talk to investors interested in this investment suggestion. We will make the definitive statement that it will be rewarding either financially or in your personal life.

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

Please call Patrick Rooney, principal at:     Bus:  (905) 712-9500 X 223 and/or
  Cell:  (416) 274-7569

    Associated websites:

www.tmagincentres.com

www.IS2medical.com

www.positron.com

www.careimaging.com

www.petscan.ca

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

THE PLAN – SUMMARY

THE PLAN:

•	To raise $2,500,000 of new equity and $1,500,000 of new secured debt for IPT.

•	To acquire 100% of the existing debt of IS2 from the current 1S2 secured lenders for (CDN) $1,160,000. To move to foreclose on the assets of IS2.

•	To develop state-of-the-art PET technology in IPT through a 71% owned subsidiary called Quantum Molecular Technologies, Inc. (QMT)

FOLLOW-ON CAPITAL RAISING:

•	To raise up to $10,000,000 for IPT at a projected price of $1.00 per share.

HIGHLIGHTS OF IS2:

•	$14 million of equity has been infused into IS2 to develop state-of-the-art, efficient SPECT cameras used mainly for cardiac and cancer diagnosis.

•	Balance Sheet of IPT (post acquisition) will have no debt with the exception of the $1.5 million in acquisition debt and positive net worth.

•	2005 year was profitable for IS2 on an EBITDA basis before R & D expenditures.

•	The cardiac market has anannual cost of $400 billion in the USA versus $200 billion for cancer.

•	There were over 10 million SPECT scans mostly for cardiac diagnosis performed in the USA in 2005 versus 1.4 million PET scans mostly for cancer diagnosis.

•	IS2 is a prime vehicle for Positron and Quantum's goal to bring an inexpensive PET scanner into the cardiac market to compete with SPECT.

•	IS2 will provide cash flow, management, scientists, a customer base and a more complete suite of products to complement the POSITRON PET products which will be introduced from China in 2006.

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

•
IS2/IPT will have an agreement to supply cardiac PET and SPECT into a new concept to be introduced into markets across Canada called "IMAGIN CriticalCARE Clinics" (ICCC), capitalizing on PET-assisted programs for the prevention and reversal of coronary artery disease which currently do not exist in Canada.

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

SCHEDULE A

Term Sheet on the IPT Acquisition Debt Funding

Purpose:	To fund the acquisition of the secured debt of IS2 Medical Systems.
Funding Proposal:	$1,500,000 Note.
Due Date:	Term loan of 12 to 24 months amortization to begin on the 6 month anniversary of funding.
Interest Rate:	12%-14% per annum.
Option in IPT equity:	To buy 1,500,000 IPT common shares @ .50¢ per share for a 2 year period.
Equity Kicker:	Option to buy 7,500,000 shares of POSITRON Corporation @ 05¢ per share exercisable for 1 year.
Collateral:	Security interest registered on inventory, receivables and other assets of IPT post acquisition
Use of Proceeds:
Acquisition of the current outstanding Convertible Debt of IS2 which is secured by all of its assets and for working capital. Price to purchase debt (US) $1 million with the remainder of the net proceeds to be used as working capital. (See Schedule of Balance Sheet Adjustments attached)

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

SCHEDULE B

Term Sheet for Equity Funding of Imaging PET Technologies, Inc. (IPT)

Purpose:
Equity funding for the financing of IPT which will serve as the acquisition vehicle for IS2 Medical Systems, Inc. Furthermore, IPT will have an option to acquire an equity stake in POSITRON Corporation (POSC.OB NASD Bulletin Board: current price:   (US) 15¢) and will own a 71% control equity position in Quantum Molecular Technologies, Inc. (QMT)

Total Amount to be Raised:	(CDN) $2,500,000
Price per Unit:	(CDN) $50,000
No. of Units:	Up to 50 units.
Qualities of the IPT $50,000 units:
Each (CDN) $50,000 unit will be convertible for a one year period at the option of the holder into either:

a.100,000 common shares of IPT, times 50 units = 5,000,000 shares of IPT

or

b.1,000,000 common shares of Positron Corporation, times 50 units = 50,000,000 common shares.

After the one year period each unit will be automatically convertible into 1,000,000 common shares of POSC if the holder does not choose to convert prior to the 1st year anniversary.

The shares of POSC and IPT will be held in trust by "Zak Muscovitch, Esq" until the holder exercises his/her option to convert.

Holders will receive a notarized contract which evidences the number of units purchased.

Holders can convert at any time during the first year into either the POSITRON common shares or IPT common shares at their option.

Prices per Share:	50¢ per IPT share. 05¢ per POSITRON share.
Equity Kicker:	Warrants to acquire 12,500,000 shares of POSC for (US) 05¢per share exercisable for 1 year.
# of Warrants per Unit:	250,000 warrants to acquire 250,000 POSC shares at (US) 05¢ per share exercisable for 1 year for total offering.
Price to exercise POSC warrants per Unit:	(US) $12,500

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

Current Trading price of POSC (POSC.OB) (OTC Bulletin Board)	15¢
Brokers commission:	Up to 7.5% on the debt portion and 10% on the equity portion paid only to Limited Market Dealers in Ontario and to qualified agents in other provinces.
Use of Proceeds:
(US) $1,400,000 to be used to acquire POSITRON Corporation equity pursuant to a funding agreement, (CDN) $534,000 earmarked to fund the working capital of Quantum Molecular Technologies, and IS2.    (See Attached Schedule C)

Closing:	Simultaneously with or at a later date to the closing on the debt financing herein described.

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

SCHEDULE C

USE OF PROCEEDS

USE OF PROCEEDS:	CDN$

A.	USE OF PROCEEDS - Debt Offering

Use of $1.5 million Secured Debt:

	1. Acquisition of IS2 existing convertible debt (US $1M)	$ 1,160,000
	2. Projected commissions and/or transaction costs	112,500
	3. Addition to IPT Working Capital	227,500

	Gross proceeds from IPT debt offering	$ 1,500,000

B.	USE OF PROCEEDS - IPT Equity Offering

Use of $2.5 million investment funds to purchase IPT equity:

	1. Funding for QMT and IS2 working capital	$ 534,000
	2. Acquisition of POSITRON equity	$ 1,624,000
	3. Commissions and transaction costs	$ 340,000

	Gross proceeds from IPT equity offering.	$ 2,500,000

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

EXIT STRATEGY - IPT Debt Offering

(A)	Acquisition Debt Funding: $1.5 million secured debt with warrants attached.

a.
The IPT Pro Forma opening balance sheet as restated at February 28, 2006 and as restated with the net cash infusion of the $1,500,000 new debt offering will cause a beginning cash equivalents balance of in excess of $1,000,000.

After reflecting March losses and certain balance sheet adjustments, the cash equivalents should be in excess of $900,000.

b.	IPT will raise $2.5 million in new equity simultaneous with the debt financing. IPT will both secure and guarantee the $1.5 million debt.

c.	Beginning in Calendar 2007, as demonstrated in the IS2 "Confidential Information Memorandum", IPT upon owning the IS2 net assets should begin to generate substantial cash flow.

d.	The factors of (a), (b), and (c) should adequately support an amortization schedule to be negotiated which is anticipated to commence after a 6 month revitalization period has passed.

e.
The option to buy 1,500,000 IPT common shares at .50¢ per share for a 2 year period puts a post money valuation of approximately, (CDN) $13,250,000 on IPT. The projected growth as outlined in the CIM of IS2 if successfully achieved should command a market capitalization on disposition substantially higher.

The long term plan is to merge 100% of IPT on terms to be negotiated.

f.
The warrants to acquire 7,500,000 POSITRON common shares at .05¢ for a one year period represent a significant kicker. An exercise price for all 7.5 million common shares @ .05¢ = $375,000. At the current trading price of POSC on the Bulletin Board (symbol POSC.OB) = .15¢ last sale.), the 7.5 million shares have a $750,000 paper profit after reflecting a mark to market.

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

Under current USA securities rules a holder of the POSC shares after exercise would have a one year holding period under Rule 144 or Regulation S. IPX is negotiating piggyback registration rights for the shares underlying the warrants which could accelerate the ability to gain liquidity.

Note:

The Canadian Provincial Securities laws governing private placements do not allow for projections of returns on investment or estimates and/or promises of the time when public trading of instruments sold as private placements may occur.

The exit strategy outlined herein is not a promise or projection that the instruments herein sold will ever develop a public trading market for the benefit of the holders.

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

EXIT STRATEGY - IPT Equity Funding

(B)	Equity Funding of IPT: $2.5 million of $50,000 units with dual convertible features and warrants attached.

a.
A unit of $50,000 is being sold to accredited investors only which gives the holder the rights to convert for a 1 year period into 1,000,000 POSC shares or at the holders option to convert into 100,000 common shares of IPT, additionally the holder will receive warrants to acquire 250,000 common shares of POSITRON Corp. at a price of .05$ per POSC share exercisable for 1 year.

b.
IPT will own 100% of the IS2 net assets and operations of IS2. Based on the numbers present in the IS2 CIM (attached Appendix 4), the IS2 subsidiary will add substantial value to the interest of the IPT shareholders.

c.
IPT has entered into an agreement with Quantum and its affiliated companies whereby as part of the acquisition by IPT of QMT from QMP, IPT will have the right to participate with QMP to acquire up to one-half of the $4 million convertible POSC preferred share funding negotiated by iMAGIN and assigned to Quantum Molecular Pharmaceutical (QMP) which instruments would convert into 200 million common shares of POSC.

The appreciation of the POSC share position could accrue to the IPT shareholders indirectly on a pro rata basis or could be distributed at a later date.

d.
At a future date, IPT plans to raise an additional $10,000,000 through the sale of 10,000,000 common shares of IPT for a price of $1.00 per share. This offering will be structured as an exempt offering under Canadian Securities law defined in National and Ontario Prospectus and Registration Exemptions sub-category, National Instrument 45-106 and OSC Rule 45-501, as amended.

e.	Each $50,000 unit holder will have the right for a one year period to purchase 250,000 POSC shares at .05¢ (through an assignment from IPT) for a gross amount of (US) $12,500.

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

At current market prices for POSC common shares as they trade in the Bulletin Board (market symbol: POSC.OB .15¢), the warrants would have a net market value marked to the market of (US) $25,000 an amount equal to one-half the value placed on the $50,000 units.

If a (CDN) $50,000 unit was converted into 1,000,000 common shares of POSC, the market value of the POSC shares would be (US) $150,000 marked to the market.

Note:

No promises of appreciation or promises of trading markets for the underlying securities of a private placement can be made according to the harmonized Securities Rules of the provinces. No promises are herein made as to the liquidity or the timing of liquidity on the herein described investment instruments.

Confidential	March 23, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

SCHEDULE D

IMAGING PET TECHNOLOGIES, INC.
PRO-FORMA BALANCE SHEET
As of February 28, 2006

	Pre-Acquisition of IS2 Assets	Post Acquisiton of IS2 Assets

Assets

Cash	$511,000	$738,500
Investment in Quantum Molecular Technologies	2,000,000	2,000,000
Investment in POSITRON Corporation Equity	1,624,000	1,624,000
Investment in IS2 Assets		1,160,000

Total Assets	$4,135,000	$5,522,500

Liabilities and Net Worth

Liabilities:	-0-
Secured Debt from private placement		$1,500,000
Net Worth:
Contributed Capital - Initial Capital	2,010,000	2,010,000
Invested Capital - Unit Offering (1)	2,500,000	2,500,000
Total contributed capital	4,510,000	4,510,000
Losses, (costs of transaction)	(375,000)	(487,500)
Total net worth	4,135,000	4,022,500
Total Liabilities and Net Worth	$4,135,000	$5,522,500

(1) Reflects effect of $2.5 million Equity investment from current private placement only.

(2) Represents the beginning Balance Sheet prior to the assumption of certain current assets and liabilities as outlined on the IS2 Balance sheet attached dated February 28, 2006. The closing balance sheet will be adjusted to a date in April, 2006.

tS2 Medical Systems Inc.
Balance Sheet
As at December 31, 2005

		$
Assets

Current assets
Cash and cash equivablents	716,684
Restricted cash	100,000
Accounts receivable	148,646
Other receivables	21,358
Investment tax credits receivable	433,509
Prepaid expenses	86,967
Inventory	1,638,586
	3,145,749

Capital assets	146,153
Deferred patent costs	102,730

	3,394,632

Liabilities and Shareholders' Equity

Current liabilities
Accounts payable and accrued liabilities	1,037,744
Customer deposits	141,521
Current portion of obligations under capital leases	11,655
Convertible debenture	1,290,569

	2,481,489
Obligation under capital leases	9,284

	2,490,772

Shareholders' equity
Capital Stock	14,300,533
Stock Options Salary Expense	59,434
Deficit	(13,456,107)

	903,859

	3,394,632

APPENDIX 2

IS2 Medical Systems Inc.
Financial Statements
Dec. 31,2005
(Unaudited)

Balance Sheet
and
Profit/Loss Statement
For Year Ended Dec. 31, 2005

Prepared By:	Donna Anderson	Date: March 8,2006

Manager, Finance & Administration IS2 Medical Systems inc.

IS2 Medical Systems Inc.
Statement of Loss and Deficit
For the period ended December 31, 2005

		Month					Year to Date
	ACTUAL			BUDGET			ACTUAL		BUDGET
Units	$		Units	$		Units	$	Units	$
					Bookings:
					SR		259,708	8	1,369,187
					SC			1	228,198
			-	-	Attenuation Correction	-	-	2	61,676
			-	-	Equine Head	1	113,597	-	-
2	261,545		4	838,780	Pulse CDC/SH	32	5,375,640	41	8,597,495
2	261,545		4	838,780	Total Bookings	34	5,748,945	50	10,256,558

					Revenue:
					SR	2	478,723	6	1,369,168
					SC	-		1	228,128
			-		Attenuation Correction	-	-	2	61,676
	571,163		3	629,065	Pulse CDC/SH	37	6,446,407	39	5,178,105
				-	Accessories	-	105,710
-	-		-	-	Equine Head	1	113,597
	31,739			19,167	Service Revenue		323,310		230,003
4	602,902		3	648,252	Total Revenue	40	7,467,747	48	10,067,170

					Cost of Goods Sold:
					SR Materials		318,431		785,588
					SC Materials		-		114,819
	-			-	Attenuation Correction				54,274
	351,903			375,000	Pulse CDC/SH Materials		3,720,416		4,875,000
	1,901			-	Accessories Materials		59,552
	-			-	Equine Head		70,191
	37,852			43,606	Production		530,005		531,951
	-			5,483	Installation/Training (Direct Labour)		15,650		84,074
	20,699			13,259	Production Overhead		180,081		158,469
	10,859			11,500	Service		192,454		138,000
	423,215			448,878	Total Cost of Goods Sold		5,066,780		6,723,175

29.80%	179,687	30.75%		199,374	Gross Contribution		2,380,987	31.89%	3,343,995	33.22%

% of Rev		% of Rev			Operating Expenses:			% of Rev		% of Rev
3.48%	20,562	4.80%		29,809	Sales		313,770	4.20%	397,581	3.95%
0.73%	4,404	9.95%		64,481	Sales - Commission		88,406	1.18%	1,008,307	10.02%
8.02%	117	0.49%		3,145	Sales – Royalties		1,025	0.01%	74,185	0.74%
2.22%	13,406	2.18%		14,161	Marketing		288,890	3.87%	396,191	3.94%
7.24%	43,882	9.44%		61,331	Administration		748,159	10.02%	748,060	7.43%
1.07%	6,442	0.98%		6,358	Quality Assurance		119,724	1.80%	51,396	0.81%
3.28%	19,644	3.37%		21,853	Service/Clinical Applications		219,732	2.34%	197,561	1.90%
5.48%	33,054	4.37%		28,309	Warranty		413,725	5.54%	442,764	4.40%
4.65%	40,120	8.23%		53,489	Reasearch and Development		572,347	7.60%	889,886	8.84%
-21.55%	(129,939)	-2.06%		(13,372)	ITC Credits		(325,532)	-4.38%	(222,464)	-2.25%
	51,772			269,564	Total Operating Expenses		2,440,048	32.07%	4,013,359	30.87%
								-
21.22%	127,915	-10.83%		(70,190)	Earnings Before Interest, Taxes, Depn & Amort		(59,061)	-0.79%	(669,364)	-6.05%

					Interest, Taxes, Depn & Amort

	20,908			21,126	Interest		221,751		241,874
	36,137			13,647	Depreciation & Amortization		168,248		137,396
	-			-	IRAP Royalties		108,782		106,198
3.46%		5.34%		34,773			496,751	5.85%	485,468	4.82%

	70,870	-16.19%		(104,963)	Income (Loss)		(555,821)	-7.44%	(1,154,832)	-11.47%

					Income Tax Provision

	70,870			(104,963)	Net Income (Loss)		(555,821)

					Deficit – Beginning of Period		(12,900,286)

					Defecit – End of Period		(13,456,107)

Appendix 3

Imaging PET Technologies- OVERVIEW

1. Executive Overview

Imaging PET Technologies (IPT) was formed for the purpose of acquiring 100% of the debt and net assets of IS2 Medical Systems, (IS2), an Ottawa-based manufacturer of diagnostic imaging equipment which is used in nuclear medicine for the diagnosis and staging of heart, cancer and neurological diseases.

IS2's main imaging products are defined as SPECT (Single Photon Emitting Computed Tomography) gamma cameras in contrast to PET (Positron Emission Tomography) scanners. The average SPECT camera sells for $200,000 to $300,000 while the average standalone PET camera sells for $900,000 to $1.2 million.

IPT has further entered into an agreement whereby it acquired from Quantum Molecular Pharmaceuticals (QMP), certain rights and obligations to fund POSITRON Corporation (NASD: Bulletin Board: POSC) which will in turn fund Quantum Molecular Technologies, Inc. (QMT), the company currently conducting Dr. Irving Weinberg's research effort in developing new molecular image technologies. It is planned that many aspects of the research effort will be conducted on location at and in conjunction with IS2. As part of the transaction, IPT will acquire from QMP and POSITRON Corp for IPT common stock valued at (CDN) $2,000,000 a 71% owned control position in QMT.

SPECT Scanners are used primarily for cardiac and/or bone scans. Over 10 million SPECT procedures were performed in the USA in 2005, while only 1.4 million PET Scans were performed in 2005. 88% of PET Scans were performed on cancer patients, 8% on cardiac patients and 4% on neurology cases.

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2. STRUCTURE: Proposed and Pro Forma

49.9%/50.1% owned by Quantum Molecular Pharmaceuticals, Inc. (QMP) and POSITRON Corporation
IMAGING PET TECHNOLOGIES (IPT)
(A British Columbia Corp)
"the acquisition vehicle"
71% owned
100% owned
INVESTMENT IN POSITRON CORPORATION (POSC.OB) equity investment
Quantum Molecular Technologies, Inc. (QMT)
Research effort to build new PET technologies by Dr. Irving Weinberg
IS2 Medical Systems, Inc. (IS2)

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3. Capitalization of IPT:

Contributed Capital:
Cash	$10,000
Estimated Current Market Value of 71% of GMT.	$2.000,000
Total initial capital.	$2,010,000

# of shares o/s
Total shares outstanding owned by QMP and POSC:	20,100,000 shrs

Options reserved for key employees:	2,000,000 shrs,

Total number of IPT shares outstanding - pre-financing:	22,100,000

Total common shares offered if units are converted to IPT shares:	5,000,000
(5,000,000 shares @ 50¢ = $2,500,000)

Total number of IPT common shares outstanding - post financing:	27,100,000

Total # of common shares behind the debt holders option (1,500,000 @ 50¢	1,500,000
= $750,000)	28,600,000

4. Proposed Financing:

A.	From Secured Lender:	$1,500,000	(1)
B.	From New Equity	$2,500,000	(2)
	Total Financing	$4,000,000

Reference notes:

1.
Lender will receive 12% -14% return. Interest and principal paid on a schedule of 12 to 24 months of principal amortization beginning in 6 months. Borrower will have the right to repay at any time, lenders will be given a package of warrants to acquire POSITRON shares at a price and for a period to be negotiated. (See proposed term sheet for "Acquisition Debt Financing" Schedule A.)

Confidential	March 23, 2006
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2.
IPT will offer separately 50 units of $50,000 which will convert into 5,000,000 common shares of IPT or, at the holders option, info 50,000,000 common shares of POSITRON, plus warrants to buy 12,500,000 POSITRON shares at (US) 5¢ per share for a period of 1 year,

Equity units offered to accredited investors only in tranches of $50,000. ($50,000 x 50 units) (See proposed term sheet for "Equity Funding of IPT" Schedule B.)

3.	Qualities of the IPT $50,000 units:

The units shall have unique convertible features.
Each $50,000 unit will for a one year period be convertible at the option of the holder into either;

1.	100,000 common shares of IPT.

or

2.	1,000,000 common shares of POSITRON Corp.

If not converted earlier at the option of the holder, after a one year period the IPT $50,000 units will each be automatically converted into 1,000,000 common shares of POSC.

5. Use of Proceeds:

Consolidated Use of Proceeds: (in CDN $)

Gross Proceeds of financing:	(CDN) $4,000,000

less commissions and transaction costs:	$450,000

Net proceeds from offering	(CDN) $3,550,000
Conversion of net proceeds to USA dollars @ 88% =	(US) $3,115,000

Consolidated Use of Proceeds: (in USA $)

Purchase of 100% of net assets of lS2	(US) $1,000,000
Funding to buy POSITRON common shares	(US) $1,400,000
Working Capital	(US) $ 551,000
Total Use of Net Proceeds	(US) $3,115,000

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6. Transaction with QMP and POSC

QMP and POSC have entered into an agreement to form IPT for the dual purpose of acquiring the operations of IS2 and a 71% equity position in QMT. The parties will continue to have the obligation of funding a scientific team led by Dr. Irving Weinberg of Rockville, Maryland in the development of certain new PET-based technologies.

Dr. Weinberg is the inventor of the Naviscan PET Systems (NAVISCAN) breast-specific PET Camera and a scientist considered a visionary in the global arena of nuclear medicine-based diagnostic imaging technologies.

QMP and/or its affiliated companies is currently funding the technology and development activities of Dr. Weinberg, in a prior agreement QMP and POSC negotiated a transaction whereby QMP gifted to POSITRON Corporation a 20% interest in the technology effort of Dr. Weinberg which will be conducted in an entity incorporated as Quantum Molecular Technologies, Inc. (QMT), in exchange for an agreement with POSITRON to finance that research effort.

iMAGIN agreed as part of the transaction to acquire (US) $4 Million worth of POSITRON equity. These funds will be infused to fund this effort consistent with a timetable to be developed. POSITRON was given a further option to acquire an additional 31% of the QMT and therefore its advanced PET technology effort for a price of 150 million POSITRON shares.

This agreement will now be adjusted and the QMP/POSC joint venture in IPT will supercede the prior agreement.

7. Follow-on Financing of IPT:

It is the intent of IPT to raise capital at a price of $1.00 per share through the sale of 10,000,000 common shares of IPT (Canada) based on the capitalization presented in Chart A.

8. Use of Proceeds of 2nd Offering:

The use of proceeds will be to finance the development of new advanced PET technologies and to fund the development and sales effort of the nuclear imaging diagnostic products of IS2.

Confidential	March 23, 2006
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March 26, 2006

QUANTUM MOLECULAR TECHNOLOGIES, INC. (QMT)

QMT was established with a mission to develop novel and commercial radiotracers (biomarkers) to reach beyond FDG in parallel with the development of the next generation of PET imaging technologies designed to take advantage of these custom biomarkers. The fusion of organ-specific imaging devices and the matching of custom radiopharmaceuticals should drive the ability to determine disease at a truly molecular and personal patient level, The goal of QMT is to leapfrog the established molecular imaging device providers by being first to market with next generation technology and to create identifiable intellectual property protected by patents that eventually will drive significant revenue streams to Quantum through manufacturing, delivery and/or licensing of state-of-the-art PET devices and custom proprietary biomarkers.

QMT is supported by a team assembled by QMP and led by Dr. Irving Weinberg, that is focused on managing and developing three core competencies:

1.	The development and investigation of novel biomarkers such as prostate markers.

2.	The development of organ-specific and proprietary

3.	approaches to full body PET devices that will be used in parallel with custom biomarkers.

4.
Development of the core technology essential to the delivery of state-of-the-art PET device defined as the next generation solid state photo detectors that can be customized to create a wide range of superior yet inexpensive imaging devices.

The Holy Grail of PET device development is a true inexpensive solid state photo detector. The current generation of PET cameras relies on photo detector tubes to which crystals or scintillators have been "bonded". The underlying physics of PET technology relies on "positrons" decaying.  When positrons die they give off energy called gammas that have very specific energy levels. For PET radiopharmaceuticals, this energy level is defined as 511 key. When the gammas hit a special kind of crystal the ensuing impact gives off energy at a certain frequency defined as a color of light which is detected by the underlying and very expensive photo detector tubes. These crystals are usually cut into small blocks and are optimized by different vendors. The design of the current state-of-the-art full body PET camera which rely on photo detector tubes delivered by all of the major PET Scan manufacturers is limited to a resolution of about 7mm.

The challenge using solid state technology is to do away with very expensive photo detector tubes and to bond "needles" of crystals directly to new solid state photo detectors. This breakthrough when achieved would allow for the manufacture of very inexpensive PET cameras with intrinsic resolution approaching 1.5 mm. If the QMT program is successful, we would cause a paradigm shift in the resolution of nuclear medicine PET cameras, Because these detector/crystal pairings can be very small, it will be possible to design novel and perhaps even disposal PET cameras,

The Weinberg team has been working with an international group of scientists to develop and patent this technology for QMP. Dr. Weinberg has been at the forefront of the evolution of PET and traces his roots back to his work as an experimental physicist as part of the original team of researchers including; Dr. Michael Phelps and Dr. Hoffman, who developed the first PET camera at UCLA.

Through Dr. Weinberg's evolution as a radiologist and founder of NAVISCAN PET Systems, Inc., and inventor of the first breast-specific PET camera we believe we have a multi-talented, visionary and focused individual that should be able to contribute to Quantum's quest to leapfrog existing PET technology in order to give Quantum a significant headstart in the molecular industry's evolution. Supported by the assurance of a proprietary position that is patent protected, QMT hopes to develop a significant edge over the slower moving multinational companies that currently dominate the PET and molecular imaging industries.

2

APPENDIX 4

Confidential Information Memorandum

IS2 Medical Systems

Confidential	March 7, 2006
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CONFIDENTIAL INFORMATION MEMORANDUM

This Confidential Information Memorandum ("CIM") has been prepared on behalf of IS2 Medical Systems (IS2) and is solely for use by parties interested in a transaction with IS2. This CIM under no circumstances is to be construed as an offering of securities. Unless otherwise stated, all amounts are in Canadian dollars.

The information contained herein has been prepared to assist interested parties in making their own evaluation of IS2 and does not purport to contain all of the information that a prospective purchaser or investor may desire. Prospective investors should conduct their own investigation and analysis of IS2 and the information contained in this CIM. This memorandum includes certain statements, estimates and projections with respect to IS2' anticipated performance. Such statements, estimates and projections reflect various assumptions by management concerning anticipated results, which may or may not prove to be correct. No representations or warranties are made or implied by IS2 as to the accuracy of such statements, estimates, projections and assumptions with respect to the information in the CIM. Parties who wish to pursue this matter further will be provided with such other information as mutually agreed. Any eventual agreement will contain such representations and warranties as agreed to between the parties.

By accepting the CIM, the recipient acknowledges and agrees that: (1) all of the information contained herein or made available in connection with a further investigation of IS2 is confidential, will be treated in a confidential manner, and the recipient will not, directly or indirectly, disclose or permit its agents or affiliates to disclose any of such information, (2) no personnel of IS2 and no clients, customers, suppliers or other parties having dealings with IS2 are to be contacted directly or indirectly under any circumstances by or on behalf of the recipient without the prior written consent of IS2, (3) IS2 makes no representation or warranty as to the accuracy of the CIM and neither shall have any liability for any representation (express or implied) contained in, or for any omissions from, the CIM or any other written or oral communications transmitted to the recipient in the course of its evaluation of IS2, and (4) if the recipient does not wish to pursue this matter or upon our request, the recipient will return the CIM to IS2 as soon as practicable, together with any other materials relating to IS2 which the recipient may have received from IS2.

AII communications relating to the CIM should be directed to:

Confidential	March 7, 2006
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1.	Executive Overview			4
	1.1.	The Company		4
	1.2.	Business Overview		4
	1.3.	Product Overview		4
	1.4.	Customer Base		4
	1.5.	Revenue Summary		5
	1.6.	Core Value Proposition		5
	1.7.	Competitive Advantages		5
		1.7.1	Technical Specifications	5
		1.7.2	Price	5
		1.7.3	Performance/Serviceability	5
		1.7.4	Ease of Installation	6
		1.7.5	Connectivity	6
		1.7.6	Ease of Use	6
		1.7.7	Field Upgradeable Design	6
		1.7.8	ISO Certification/CE Mark	6
	1.8.	Investment Considerations		6
		1.8.1	Domain Expertise	6
		1.8.2	Intellectual property Portfolio	6
		1.8.3	Growing Customer Base	6
		1.8.4	Service Opportunities	7
		1.8.5	Opportunity to Improve Gross Margin	7
		1.8.6	Entry Point into Mobile "Fee for Scan" Market	7
		1.8.7	Demographics Support Strong Market Growth	7
2.	Market Opportunity			7
	2.1.	Nuclear Imaging		7
	2.2.	Clinical Applications for Nuclear Imaging		7
		2.2.1	Nuclear Cardiology	8
		2.2.2	Brain Imaging	8
		2.2.3	Breast Imaging	8
	2.3.	Intellectual Property		8
	2.4.	Competitive Analysis		9
		2.4.1	Major Players	9
		2.4.2	Competitive Analysis - Technical	9
3.	Potential for Significant Growth			10
	3.1.	Potential for Significant Revenue Growth		10
	3.2.	Potential for Increased Revenue Margin		11
4.	Corporate Operations			12
5.	Post Acquisition Projected Financials for 2006 - 2010			12
	5.1.	Income (Loss) Statement		12
	5.2.	Balance Sheet		13
	5.3.	Cash Flow		14

Confidential	March 7, 2006
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1. Executive Overview

1.1.	The Company

IS2 Medical Systems Inc. ("1S2" or "the Company") i a private company, founded in 1994 and located in Ottawa, Ontario, Canada. The Company has 27 employees and has been capitalized with private investment from the founders, private individuals and institutional Investors. To date over $14 million has been invested in the equity of IS2.

1.2.	Business Overview

IS2 designs, manufacturers and distributes a family of scintillation cameras that offer clinical users the highest resolution, most robust features and highest levels of performance and reliability in the industry. A scintillation, or gamma camera, is a diagnostic medical imaging system that is part of a family of systems commonly referred to as "body scanners." Gamma cameras are used in the diagnosis of heart disease, cancers and a variety of other disorders. A mechanical frame (a gantry) rotates an electronic detector head around a patient in order to take a series of clinical images of the inside of the body. Different from images from x-ray machines which show anatomy, nuclear medicine images after injecting in the patient a harmless radiopharmaceutical drug show how cells and organs function. The Company provides the best quality images at the lowest price in the industry. The scientific team responsible for the design and continued innovation of the company's world-class cameras comprise more than 125 years of expertise in nuclear medicine, physics, mathematics and engineering. The Company is ISO certified and meets related medical device, safety and regulatory requirements, including USA FDA and Health Canada approval, and has a CE Mark necessary for European distribution.

1.3.	Product Overview

The Company's signature product is its PulseCDC™ compact digital cardiac camera. The key features of the PulseCDC include: smallest footprint in the industry, best performance specifications, lower cost single head version is field upgradeable to dual head, remote servicing capabilities are built in, FDA510K cleared for mobile installations and all digital event positioning. It also offers a unique reclining imaging chair/bed that improves patient comfort while allowing for supine and/or prone imaging in 180° or a full 360°. Patents have been filed for key aspects of the design.

The product roadmap includes attenuation correction, a variable geometry dual head camera, brain-imaging capability for the PulseCDC, a portable version of the PulseCDC, a breast cancer camera and a PET camera.

1.4.	Customer Base

The Company has more than 125 cameras in operation, primarily in the United States. Most recently, the PulseCDC received CE marking and the Company has closed sales in the UK, Germany, the Netherlands and Australia. Installations also exist in China. Since commencing sales in 1999 the Company's average annual growth rate exceeds 60%, using both a direct and channel sales strategy. The majority of annual service contracts, which represent a lucrative segment of the industry, are outsourced to local dealers in order to allow the Company to remain nimble with product development and innovation. The Company is able to capitalize on this revenue stream by directly holding service contracts. International markets remain largely untapped, representing significant growth potential. Initial installations exist in Asia, the Middle East and several other markets.

Confidential	March 7, 2006
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1.5.	Revenue Summary

	1999	2000	2001	2002	2003	2004	2005
Revenues	$861,456	$1,385,747	$3,872,502	$4,947,014	$4,241,241	$7,235,000	$7,468,000
						Unaudited	Unaudited
Growth		61%	179%	28%	(14%)	71%	3%

	Initiation of	Good	Great	Still	DCC and	Introduction	SR and SC
	revenues	growth	growth	growing	single	of	are below
				but at	heads (SC,	PULSECDC	forecast
	Single Head	Starting to	Doing well	reduced	SR) all	(end Q1)
	Rectangular	penetrate	with	rate	below		Pulse
		clinic	clinics		forecast	Pulse is an	continued
	Single Head	market		Single head		immediate	strong -
	Circular		Driven by	sales below	Exchange	success	near budget
			single	forecast but	rate drops -		in units
			heads	new DCC -	costs IS2	$1.6M order
			market	dual head	S470K in	backlog to	Prices
				Digital Cardiac	revenue Without	start 2005	lower: $175K vs
				Camera is	exchange	$10M	budgeted
				above	issue	revenue	$210K on 37
				forecast	revenues	budgeted	units
					could have	for 2005
				Dedicated dual heads taking single head sales	been $4.7M, down 5% Competitive CardioMD - affects DCC and SC sales		Company for sale entire year - dealers stall orders

1.6.	Core Value Proposition

IS2's value proposition to customers is simple:    Best Price, Best Specs, Best Reliability.

1.7.	Competitive Advantages

1.7.1. Technical Specifications: IS2 cameras have the best specifications in the industry:
•	2.9mm Intrinsic Spatial Resolution FWHM
•	9% Intrinsic Energy Resolution
•	Uniformity +-2.0% Integral +/-1.5% Differential
•	Center of rotation better than 0.5mm
Better resolution means clearer images and this translates into a better diagnosis and better patient care.

1.7.2. Price: Historically, IS2 cameras have represented the best price in each class, while not sacrificing features or function and while representing exceptional value.

1.7.3. Performance / Serviceability: IS2 cameras have proven themselves to be highly reliable workhorses. A study of 50 cameras yielded an average uptime of all units of 99.94 % and less than one service related incoming call per month. This best-of-class reliability is attributed to digital architecture, built-in capability for remote faultfinding and corrective action and robust mechanical design. The Company's TeleFix™ program allows for remote diagnostics and in many cases, for remote fixes. Many boards are plug and play, allowing for quick swap out and increased up-time.

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1.7.4. Ease of Installation: The footprint of the camera is smaller than competitive units, allowing it to fit into smaller rooms and through standard doorways. The camera requires only standard wall outlets (120V, 15A) and also equipped for European and international power standards. No special air conditioning, no floor leveling and, typically, no floor reinforcement is necessary.

1.7.5. Connectivity: IS2's connectivity package, called Tele-Nucs™, allows for remote servicing (Tele-FixTM), remote teaching (Tele-Teach™) and remote reads (Tele-Read™). Additionally, IS2's connectivity allows IS2 cameras to interface to most other popular brands of cameras and workstations as well as to most peripheral devices. IS2's connectivity package supports Interfile 3.3 and DICOM formats allowing, data interchange with almost any other medical imaging system.

1.7.6. Ease Of Use: IS2 cameras are designed to be very simple to use. IS2 units are WindowsXP based. Users regularly comment on how easy and intuitive they are to use, with similar comments concerning user manuals.

1.7.7. Field Upgradeable Design: The Company designed its cameras with field upgradeability in mind.  For new cardiac clinics where patient volume is yet unknown, a single head PulseCDC represents an economical starting point. As patient volume grows, the unit can be upgraded to a more efficient dual head in the field, with little or no disruption to the practice. Single-head cameras share the same philosophy. The SC (circular) can be upgraded in the field to an SR (rectangular). Both the SC and the SR can be field-upgraded to a DCC (a dual head cardiac unit).

1.7.8. ISO Certification/CE Mark: IS2's system has been certified to be compliant with ISO 9001:2000, and ISO 13485:1996 (now being upgraded to 13485:2003). Audits are performed annually. For Canada, additional certification for compliance with the CMD/CAS system is also maintained, and for the European Community, compliance with the Medical Device Directive 93/42/EEC allows 1S2 to CE mark its products. The United States requires that devices be registered with Food and Drug Administration (FDA) according to 510K procedure, and requires that the company maintain a quality system in adherence to the Good Manufacturing Practices (GMP) standard (no formal certification required for the latter).

1.8.	Investment Considerations

1.8.1. Domain Expertise: The scientific team responsible for the design and continued innovation of the company's world-class cameras comprise more than 125 years of expertise in nuclear medicine, physics, mathematics and engineering.  These skill sets are not easy to find on an individual basis and it is even more difficult to assemble a team with the combined skills, expertise and experience of the IS2 workforce.

1.8.2. Intellectual Property Portfolio: The Company has a number of issued, pending and filed patents. The Company also employs trade secrets and proprietary know-how in the design and manufacture of its cameras. It expects to continue to file new patent applications and expand its intellectual property portfolio.

1.8.3. Growing Customer base: The Company has more than 125 cameras installed in the field, primarily in the United States. The Company recently closed a sale of a PulseCDC camera to a leading cardiologist in the United Kingdom, which represents the first cardiac imaging mobile camera installation in Europe. The Company has a significant and immediate opportunity to build an international installed base.

Confidential	March 7, 2006
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1.8.4. Service Opportunities: The Company currently outsources its service agreements to third parties, most of whom are dealer/sales agents for the Company. Most of these arrangements are for terms of one and two years. The Company would be able to keep these lucrative service contracts and negotiate longer-term agreements as part of the sale.

1.8.5. Opportunity to Improve Gross Margin: Although the Company has recently implemented a LEAN manufacturing process and established gross margins that it believes are competitive with its much larger competitors, the Company has an opportunity to further improve gross margins by capitalizing on cost savings from increased volumes and economies of scale.

1.8.6. Entry Point into Mobile "Fee for Scan" Market; The Company's PulseCDC camera is FDA 510K cleared for mobile use and its small footprint and other related specs offer a compelling opportunity to enter into the mobile nuclear medicine market and offer imaging services on a per diem or per scan basis in a manner similar to Digirad, opening up a significant segment of the market otherwise too small to support the outright purchase of a camera.

1.8.7. Demographics Support Strong Market Growth: The aging baby boomer generation is going to increase dramatically the need for healthcare services and expenditures for diseases and conditions that are more prevalent with aging. The combination of the aging of the largest segment of the population together with the growing pervasiveness of obesity and diabetes in the United States will dramatically increase the incidence of heart disease and the demand for cardiac diagnostic services like nuclear medicine. Providers of nuclear medicine services are well positioned to meet this demand.

2. Market Opportunity

2.1.  Nuclear Imaging

Nuclear imaging is a form of diagnostic imaging in which depictions of internal anatomy or physiology are generated through non-invasive means. Diagnostic imaging facilitates the early diagnosis of diseases and disorders, often minimizing the scope, cost and amount of care required and reducing the need for more invasive procedures. Currently, five major types of non-invasive diagnostic imaging technologies are available: x-ray; magnetic resonance imaging; computerized tomography; ultrasound; and nuclear imaging.
Nuclear imaging measures varying degrees of physiological activity. Physicians use the images and related clinical information to determine whether to refer patients to more invasive diagnostic or therapeutic treatments and to follow progression of disease and response to therapy. Nuclear imaging is provided through two primary technologies: gamma cameras and positron emission tomography, or PET, machines. The most widely used imaging acquisition technology utilizing gamma cameras is single photon emission computed tomography, or SPECT.   All of the Company's current cardiac gamma cameras employ SPECT (circular and non-circular).
According to industry sources, despite the improved image quality of PET machines, gamma cameras continue to be used for a substantial majority of nuclear imaging procedures. The Company believes this preference is due to the lower purchase and maintenance costs, smaller physical footprint and easier service logistics of gamma cameras.

2.2.  Clinical Applications for Nuclear Imaging

Nuclear imaging is used primarily in cardiovascular, oncological and neurological applications. Nuclear imaging involves the introduction of very low-level radioactive chemicals, called radiopharmaceuticals, into the patient's body. The radiopharmaceuticals are specially formulated to concentrate temporarily in the specific part of the body to be studied. A system comprised of a gamma camera detector and computer is then used to detect the radiation signal emitted by the chemicals and to convert that signal into an image of the body part or organ. Nuclear imaging, in contrast to other diagnostic imaging modalities, shows not only the anatomy or structure of an organ or body part, but also its function-including blood flow, organ function, metabolic activity and biochemical activity.

Confidential	March 7, 2006
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According to industry sources, the following nuclear imaging procedures were performed with gamma cameras in the United States in 2003:
•
Cardiac Applications. Approximately 10.1 million procedures were performed in cardiology to provide diagnostic information concerning the flow of blood to, through and from the heart as well as the condition of the heart muscle.

•
Non-Cardiac Applications. Approximately 8.3 million procedures were performed in oncology and organ imaging to provide diagnostic information on tumor location and size or on the condition and function of various organs.

2.2.1. Nuclear Cardiology: Industry sources indicate that nuclear cardiology procedures performed annually in the United States with gamma cameras generate revenue of approximately $10 billion. The Company's target markets are primarily physician practices and outpatient clinics. According to industry sources these target markets constitute 25% of the total market, or $2.5B. The market for gamma camera sales across all care settings in the United States within this total market is estimated to be approximately $450 million annually.
According to industry sources, nuclear cardiology procedures are expected to grow by approximately 8% annually through 2005. We believe the growth of these procedures will be driven by an expected increase in coronary heart disease. According to the American Heart Association, this increase in heart disease will result from the aging of baby boomers and the record rate of obesity and diabetes in ail age groups.

2.2.2. Brain Imaging: Nuclear medicine brain scans are currently established within the United States for the use principally in the diagnosis of stroke/ischemia, dementia, Alzheimer's disease and Parkinson's disease, seizures/epilepsy, psychiatric conditions including schizophrenia, unipolar, bipolar disorders, attention deficit disorder (ADD).  Brain Imaging currently represents only a small segment of nuclear medicine studies. However, with advances in related radiopharmaceuticals there may be potential for growth. According to industry sources, within 10 years, brain imaging can make up 30% to 40% of all nuclear scans because of the aging baby boomer population and emerging pharmaceutical treatments for epilepsy, Alzheimer's and stroke as key factors.
As the potential for brain imaging has already been considered in its design, the PulseCDC may represent a low cost development avenue to enter an emerging and potentially lucrative brain imaging market.

2.2.3. Breast Imaging: One of the limiting factors in the acceptance of scintimammography has been the lack of   a suitable gamma camera. Successful scintimammography requires:
•	Ultra high resolution in order to be able to see early stage tumors
•	The ability to image the entire breast
•	The ability to image that portion of the breast that is closest to the chest wall and to be able to distinguish between breast and chest tissue
•	The ability to stabilize the breast and prevent movement that would blur an image
•	Stereotactics (the ability to precisely locate the tumor in three dimensions)
•	The ability to guide a biopsy needle to the tumor for extraction
The Company has developed a dedicated scintimammography (nuclear breast imaging) camera performing simultaneous imaging of both breasts with potential for stereotactic tumor localization and same-day biopsy-like removal that has potential to fulfill all of these requirements. This camera presents a compelling offering in the women's health market.

2.3.  Intellectual Property

IS2 has a number of patents granted, two pending, one office action and two filed for a total of 16 potential patents. IS2 has filed for protection in the USA and Canada. Patents generally deal with protection of mechanical and electrical concepts that result in either lower cost manufacturing or improved image quality.

Confidential	March 7, 2006
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2.4.  Competitive Analysis

2.4.1. Major Players: The gamma camera market is dominated by Siemens, Philips and General Electric.   DigiRad is a fourth player but not nearly as dominant as the other three. Mediso is a marginal player based in Hungary. Other smaller players exist such as Trionix, Consolidation within the industry has been common. For example, Philips purchased ADAC, the previous market leader. As reported by Global Industry Analysts, relative market shares for allclasses of gamma cameras (not including PET) in 2000 were:
•	Philips	38%
•	Siemens	27%
•	General Electric	24%
•	Other	11%
Based on confidential information, worldwide market shares by 2004 have changed with Siemens showing growth, largely at the expense of Philips and General Electric. Relative market shares are believed to be in the range of:
•	Philips	30%
•	Siemens	42%
•	General Electric	18%
•	DigiRad	9%
•	Other	1%
IS2 does not yet manufacture a variable geometry camera, a configuration which Is still the most popular type of gamma camera sold, and therefore IS2's collective market share is negligible.
When considering only the cardiology market, the market space in which the IS2 PulseCDC competes, in 2004 relative market shares, again based on confidential information, are believed to be in the range of:
•	Philips	31%
•	Siemens	40%
•	General Electric	13%
•	DigiRad	16%
•	Other	0%
The above figures are believed to be based on worldwide totals. As IS2 is only now starting to penetrate non-US markets with the PulseCDC, its worldwide market share is essentially nonexistence, representing a very significant opportunity for global marketing and sales.
In the United States, and according to 2004 NEMA (National Electrical Manufacturers Associations) figures, IS2's market share for cardiac cameras (with the PulseCDC) is about 5.8%. This was achieved essentially with only two sales reps (the third was newly hired in 2004 and was not yet producing) and with only three quarters of sales effort in 2004 (as the PulseCDC was released at the end of the first quarter), Additionally, both sales professionals were based in Ottawa and were not in local territories. Placing of sales reps into local U.S. territories may have great potential to dramatically increase market share in the cardiology space as the PulseCDC competes very well.

2.4.2. Competitive Analysis - Technical: IS2 has produced an extensive technical comparison sheet that compares the PulseCDC to competing brands. The sheet is available upon request. As a summary, the following compares the PulseCDC to the Philips CardioMD and the Siemens C.Cam, the major players in the small-footprint cardiac camera space.
To date, General Electric has not produced a small footprint cardiac camera. They compete by offering the Myosight, a version of their variable geometry camera with the heads locked in a fixed 101° position for cardiology.

Confidential	March 7, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

3. Potential for Significant Growth

3.1. Potential for Significant Revenue Growth

The Company may experience dramatic revenue growth by implementing a large, direct sales force and a direct service force, thereby capturing a greater market share, higher margin safes and year over year repeat revenues from service contracts. IS2 has developed a spreadsheet model outlining potential for such revenues assuming the development of a competitive variable geometry camera. The revenue stream is largely dependant on sales from the Pulse, a variable geometry camera and service contracts. Development of other products is certainly possible, such as a PET camera, but these are not yet factored into the analysis below.
The model shows the following five-year projected revenue potential:

	2010	2009	2008	2007	2006
Cardiac Camera	$15,174,384	$14,876,847	$12,715,254	$10,508,475	$7,005,650
Variable Geo,	$42,840,000	$28,560,000	$19,040,000	$9,520,000	$-
Service (Cardiac)	$4,014,986	$3,024,981	$2,070,952	$1,345,942	$490,395
Service (VG)	$6,497,400	$3,712,800	$1,856,400	$-	$-
Total	$68,526,771	$50,174,628	$35,682,607	$21,374,417	$7,496,045

Revenues from domestic and international markets. All figures are estimates and do not represent guarantees of performance.

Confidential	March 7, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

Variable geometry camera developed in 2006, ready for sale in 2007. Revenues from the following potential products would be in addition to those shown: Attenuation correction for PulseCDC, Pulse Brain Camera, Portable Pulse, PET Camera, SR (developed), SC (developed), Equine (developed), BCC (prototype developed), Whole Body Camera, Prostate Camera, Portable SPECT Camera.
Development and subsequent sale of a variable geometry camera does not take into account the potential requirement for a CT (x-ray computed tomography) feature. A gamma camera with CT is referred to as a SPECT/CT unit. The gamma camera acquires the nuclear physiological image while the CT technology acquires an anatomical image - both being acquired one after the other on the same patient bed. The two images are then fused. As an example, a fused SPECT/CT image would allow a physician to detect a cancerous tumor (from the hot spot generated by the nuclear image) while also being able to anatomically localize the tumor due to the CT image. Image fusion does not necessarily require a hybrid SPECT/CT camera as images from a dedicated SPECT camera can be fused with corresponding images from the same patient from a CT unit. However, a SPECT/CT unit has the advantage of imaging the patient with both modalities (one after the other) in a single procedure which helps ensure that the patient is in the same position for both studies and this contributes to more accuracy in the fused image. If the hybrid SPECT/CT units gain market acceptance it may be necessary for IS2 to incorporate CT technology into its variable geometry camera. Further analysis would be required to determine whether or not the CT component should be developed in-house or purchased from a third party.

3.2. Potential for Increased Gross Margin

In 2004, gross margins (un-audited) were at 29% for year-end, admittedly low. Much of the erosion in gross margin was caused by three factors; the exchange rate (decline of the U.S. dollar), price erosion from competitors for small footprint cardiac cameras and higher than normal product costs due to new product introduction. For 200S year-end, gross margins are conservatively budgeted at 33%. Significant improvements in gross margin performance are possible as a result of both production and engineering related cost reductions, primarily aimed at the PulseCDC.
Production related cost reductions are expected to be relatively simple to secure as most are related to savings due to increased volumes and efficiencies of scale. As sales volumes increase, IS2 is able to purchase goods from suppliers in larger and more predictable volumes, thereby securing discounted pricing. Other production related savings are expected as a result of out-sourcing of specific sub-assemblies.
Engineered cost savings are expected to result from the following;
•	MCSS Board Simplification (Motion Control Sub-System board level modification to reduce parts count and number of board required per camera system) (underway)
•	New collimator design (changes to mounting system, mechanically simpler and less expensive while increasing ease of use for collimator changing) (underway)
•
New detector head electronics (Re-design of detector head electronics to reduce number of boards and incorporate more modem components while improving clinical image quality. Also includes moving the detector head computer out of the camera head and into an external PC, which is more cost effective.) (underway)

•
Smaller field of view detector head.   (A proposed change which would reduce crystal size, the number of photomultiplier tubes (PMTs) and involves switching from round to square PMTs. The change would result in a smaller field of view (FOV), however, the

•	FOV would foe similar to that of competitive units. Market feedback is required to determine if the reduced FOV will affect sales. As competing units have a smaller FOV,
•	IS2 expects market acceptance.
The PulseCDC can be sold in two versions, a dual head and a single head. The single head version is identical to the dual head in appearance. However, internally only one set of head electronics is included. Customers purchasing a single head do so for price reasons or because initial patient volumes are low, however, as their practice grows these customers are expected to purchase field upgrades to a dual head. In the first quarter of 2005, on a unit basis, 30% of PulseCDC sales were for the single head version. Gross margins for the dual head and single head versions are different, with margins for single heads being higher.   With incorporation of the above production and engineered cost reduction measures (with the exception of the flat bed change), then gross margins are expected to be:

Confidential	March 7, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

•	on average, about 38.0% for a dual head version if a dealer based sales strategy is used;
•	on average about 47.2% for a single head version if a dealer based sales strategy is used;
•	on average about 47.9% for a dual head version if a direct sales strategy is used;
•	on average about 56.2% for a single head version if a direct sales strategy is used.
All of the above assume the exchange rate is in the range of 1.21 to 1.25 ($US to $CDN) and that manufacturing remains in the Ottawa plant, in Canada, if the US dollar improves in value the gross margins would increase. The Company has also an opportunity to further reduce costs, especially labor, and increase gross margins by manufacturing in low cost regions, possibly Mexico.

4. Corporate Operations

All but one member of the management team have a minimum of 10 years experience in their related fields of expertise. The production manager has seven years of experience. The scientific team responsible for the design and continued innovation of the company's cameras are world-class and comprise more than 125 years of expertise in nuclear medicine, physics, mathematics and engineering.
Technical and clinical members of the team have a full compliment of skill sets: mechanical engineering and biomechanical design, electrical and electronic, nuclear and computational physics, high energy physics, software design, computer science, networking and IT, occupational health and safety, QA and regulatory, nuclear medicine, clinical applications   and biological science.

5. Post Acquisition Projected Financials for 2006 - 2010

5.1.    Income (Loss) Statement ('000s)

		Post Acquisition Projections							Actual
		2010	2009	2008	2007	2006	Beginning of 2006 Adj	Acquisition Adjustments	2005	2004	2003
Sales		$68,527	$50,175	$35,683	$21,374	$7,496			$7,468	$7,235	$4,241
COGS	67% (of Sales)	$45,913	$33,617	$23,908	$14,321	$5,022			$5,087	$5,115	$2,945
Gross Contribution		$22,614	$16,558	$11,775	$7,053	$2,474			$2,381	$2,120	$1,296

Operating Expenses	20% (Growth)	$5,060	$4,216	$3,514	$2,928	$2,440			$2,440	$3,309	$2,496
EBITDA		$17,554	$12,342	$8,261	$4,125	$34			$-59	$-1,189	$-1,200

Other Expenses
Interest	10% (of LT debts)	$14	$11	$8	$5	$3			$222	$45	$-25
Depreciation & Amortization	43% (of Cap. Assets)	$156	$142	$129	$117	$106			$168	$156	$106
IRAP Royalties									$107
		$170	$152	$136	$122	$110			$497	$201	$81

Income (Loss) before Tax		$17,384	$12,189	$8,125	$4,003	$-76	$0	$0	$-556	$-1,390	$-1,281
Income Tax Provisions	40% (Tax Rate)	$6,234	$4,596	$2,370	$121	50	$0
Net income (Loss)		$11,150	$7,593	$5,755	$3,882	$-76	$0	$0	$-556	$-1,390	$-1,281
Loss carry forward expiration		$1,800	$700	$2,200	$3,700	$3,500	$3,300		$3,300

Confidential	March 7. 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

The projections are based on the following assumptions:
•	Cost Of Goods Sold (COGS) are conservatively expected to be 67% of the sales (without additional cost savings that can increase gross margin and are described in section 5.2)
•	Operating Expenses are expected to grow 20% annually
•	Annual interest rate for Long-Term Debts is 10%
•	Income Tax rate is 43%

5.2.    Balance Sheet ('000s)

		Post Acquisition Projections							Actual
		2010	2009	2008	2007	2006	Beginning of 2006 Adj	Acquisition Adjustments	2005	2004	2003
Assets
Cash		$12,899	$6,454	$2,576	$490	$166	$335	$-482	$817	$971	$1,237
Receivables	7% (of Sales)	$4,623	$3,385	$2,407	$1,442	$506	$168		$168	$647	$463
Other current assets	3 9% (of COGS)	$18,244	$13,492	$9,740	$6,035	$2,441	$2,161		$2,161	$2,555	$2,449
		$35,766	$23,331	$14,723	$7,967	$3,113	$2,664	$-482	$3,146	$4,173	$4,149

Capital and other assets	1 10% (Growth)	$401	$365	$331	$301	$274	$249		$249	$305	$452
		$36,167	$23,695	$15,055	$8,268	$3,387	$2,913	$-482	$3,395	$4,478	$4,601

Liabilities
Current liabilities	7% (of Sales)	$4,797	$3,512	$2,498	$1,496	$525	$0	$-2,482	$2,482	$3,008	$1,747
Shareholder's loan		$2,000	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000
Long-term debts		$161	$125	$91	$61	$34	$9		$9	$21	$33
		$6,958	$5,637	$4,589	$3,557	$2,559	$2,009	$-482	$2,491	$3,029	$1,780

Shareholders' equity
Capital stock		$14,360	$14,360	$14,360	$14,360	$14,360	$14,360		$14,360	$14,349	$14,331
Retained Earnings (Deficit)		$14,849	$3,699	$-3,895	$-9,650	$-13,532	$-13,456		$-13,456	$-12,900	$-11,510
		$29,209	$18,059	$10,465	$4,710	$828	$904	$0	$904	$1,449	$2,821

		$36,167	$23,695	$15,055	$8,268	$3,387	$2,913	$-482	$3,395	$4,478	$4,601
		-	-	-	-	-	-	-	-	-	-

The proposed Acquisition transaction includes:
•	The new shareholders lend to IS2 an amount of $2 million and simultaneously buy all current shareholders for a price of $100
•	This amount pays off all obligations of IS2 to certain designated debtholders ($1,291,000) and some of the other Current Liabilities ($709,000)
•	Cash ($482,000) is used to pay off the remaining Current Liabilities
The Balance Sheet assumptions are as follows;
•	Receivables are projected to be at 7% of Sales
•	Other Current Assets are 39% of COGS
•	Capital and other assets are projected to grow annually by 10%
•	Current Liabilities are expected to be at 7% of Sales

Confidential	March 7, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

5.3.    Cash Flow ('000s)

	Post Acquisition Projections								Actual
	2010	2009	2008	2007	2006	Beginning of 2006 Adj	Acquisition Adjustments	2005	2004	2003
Operating Activities
Net Income (Loss) for the year	$11,150	$7,593	$5,755	$3,882	$-76	$-556	$0	$-556	$-1,390	$-1,281
Items not affecting cash	$156	$142	$129	$117	$106	$-1,638	$-1,770	$132	$298	$218
Net change in non-cash working capital	$-4,706	$-716	$-3,669	$-3,559	$-93	$-592	$-712	$120	$213	$-118
	$6,601	$4,019	$2,215	$441	$-63	$-2,786	$-2,482	$304	$-879	$-1,181
Investing activities	$-192	$175	$159	$-144	$-131	$-32		$-32	$65	$-239
Financing activities	$36	$33	$30	$27	$25	$2,182	$2,000	$182	$678	$1,348
Net change in cash and cash equivalents for the year	$6,445	$3,878	$2,086	$324	$-169	$-636	$-482	$.154	$-266	$-72
Cash and cash equivalents - Beginning of year	$6,454	$2,576	$490	$166	$335	$971		$971	$1,237	$1,309
Cash and cash equivalents - End of year	$12,899	$6,454	$2,576	$490	$166	$335	$-482	$817	$971	$1,237

Confidential	March 7, 2006
THIS CIM HAS BEEN DELIVERED SUBJECT TO STRICT OBLIGATIONS OF CONFIDENTIALITY

APPENDIX 1

IS2 Medical Systems Inc.
Financial Statements
February 28, 2006
(Unaudited)

Prepared By:	Donna Anderson	Date:	March 8,2006
Manager, Finance & Administration
IS2 Medical Systems Inc.

Appendix 5

Preliminary Canadian Supplement to Confidential Private Offering Memorandum	Memorandum #
This Canadian supplement incorporates a separate U.S. Confidential Private Offering Memorandum dated December 31, 2005 ("Memorandum"; and together, the "Canadian Memorandum"). No offer is made in Canada without both this Canadian supplement and the Memorandum. The Canadian Memorandum constitutes an offering of these securities only in those jurisdictions and only to those persons to whom they may be lawfully offered for sale. This Canadian Memorandum is not, and under no circumstances is it to be construed as, a prospectus or advertisement for a public offering of the securities referred to herein. The securities offered hereunder have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state or other political subdivision or jurisdiction of the United States (such laws, "state securities laws"), and are being offered in the United States pursuant to an exemption from the registration requirements thereunder. The securities offered hereunder cannot be resold in the United States or to U.S. persons unless they are registered under the 1933 Act and state securities laws or unless an exemption from such registration is available.

New Issue	Dated December 31, 2005

The first name in PET™
(US) $2,200,000
400,000 Units, Consisting of Series G Preferred Stock and Warrants

Issuer:	Positron Corporation ("Company")
Address: 1304 Langham Creek Drive, Suite 300 Houston, Texas 77084
Telephone: (281) 492-7100 Fax: (281) 492-2961 E-mail: contact@positron.com
Quoted: Company's Common Stock is quoted on the NASDAQ OTC Bulletin Board under the symbol POSC.
Reporting Issuer: No. SEDAR filer: No.

Offering:	In this Canadian Memorandum, unless otherwise specified, all dollar amounts are expressed in United States dollars.

Securities offered:
This Offering involves the offer and sale of up to 400,000 Units consisting of shares of Series G Preferred Stock of Positron Corporation and warrants, for a total offering of $2,200,000 (the "Offering"). Each Unit consists of One share of Series G Preferred Stock of Positron Corporation and 50 warrants. Each share of Series G Preferred Stock is immediately convertible on a one-for-100 basis into Common Stock of Positron Corporation. Warrants are exercisable for Common Stock of Positron Corporation on the basis of 1 warrant for one Common Share at a price of $0.10 per Common Share for a period of two years from the date of issuance.

Price per security:
The number of Units being offered was calculated assuming a (US) $5.50 per Unit price, which is consistent with the closing price of the Company's Common Stock on the Over-the-Counter Bulletin Board as of October 28, 2005. The shares of Series G Preferred Shares will be priced in accordance with the trading price of the Company's Common Stock. The maximum offering amount is (US) $2,200,000. The number of Units offered will be determined by dividing the $2.2 million maximum offering amount by the Unit price.

Minimum/Maximum Offering:
Minimum: $0. Maximum: $2,200,000. You may be the only purchaser. The Company reserves the right, in its sole discretion, to terminate this Offering after having received subscriptions for fewer than all of the Units offered herein.

Minimum subscription	No minimum amount.

Payment terms:	On or before the proposed closing date.

Proposed closing date:
There is no firm commitment by the parties at this time to purchase or sell any Units. The Offering will continue until: (a) subscriptions for all the Units have been accepted by the Company; or (b) terminated at any time, at the sole discretion of the Company, for any reason. The Company may close sales of units in such amounts and at such times as it determines in its sole discretion. Canadian investors who wish to purchase Units must be "accredited investors" for purposes of applicable securities legislation.

Income tax consequences:
There are important tax consequences to these securities.    Prospective investors should carefully read and review this memorandum with their tax, legal, and business advisors before deciding whether to subscribe for Units in the Company. See "Income Tax Consequences and RRSP Eligibility",

Selling agent:
These Units may be offered by the Company on a "best efforts" basis through broker/dealers and finders, as allowed by law.   The officers, directors and employees of the Company may also participate in the selling of the Units. See "Compensation Paid to Sellers and Finders".

Resale Restrictions:
You will be restricted from selling your securities for an indefinite period. However, the terms of the private placement commit Positron to piggy back registration rights for the investors in the herein described private placement. Piggy back registration rights compel the company to add the private placement shares to any registration statement filed by the company for additional public financings. The company currently intends to file such a registration statement in mid- 2006. See "Resale Restrictions".

Purchaser's Rights:
You have 2 business days to cancel your agreement to purchase these securities, if there is a misrepresentation in this Canadian Memorandum, you have the right to sue either for damages or to cancel the agreement. See "Purchasers' Rights".

No securities regulatory authority has assessed the merits of these securities or reviewed this Canadian Memorandum. Any representation to the contrary is an offence. This is a risky investment. See "Risk Factors''.

CANADIAN MEMORANDUM

	page	cross-
	number	reference to
	in	page
Heading	Canadian	number in
	Supplement	Memorandum
GENERAL	1	ii

USE OF PROCEEDS	1	16
Net Proceeds	1
Use of Net Proceeds	I
Reallocation	2
Working Capital Deficiency	2

BUSINESS OF COMPANY	2
Structure	2	1,17
Our Business	2	1-3, 17-24
Development of Business	2	1-3, 17-21
Short Term Objectives and How We Intend to Achieve Them	2
Insufficient Proceeds	2
		29-34 of
		Appendix F;
Material Agreements	3	49 -51, and 55
		of Appendix F
		and 17- 19,28
		- 29, and 56 -
		57 of
		Appendix F
DIRECTORS, MANAGEMENT, PROMOTERS AND PRINCIPAL HOLDERS	3
Compensation and Securities Held	3	22-28 of
		Appendix F; 5
		-6 of Appendix
		G
Management Experience	3	25-26
Penalties, Sanctions and Bankruptcy	3
	3
CAPITAL STRUCTURE	4
Share Capital	4	27,48-51 of
		Appendix F
		5, 7-9 and 11-
Long Term Debt	5	12 of
		Appendix E;
		18,29,47-48,
		53-54, 56-57
		of Appendix F;
		20-21 of
		Appendix G
Prior Sales	5

SECURITIES OFFERED	5	4-5
Terms of Securities	5	4-5, 31 and
		Appendix B
Subscription Procedure	6	34

INCOME TAX CONSEQUENCES AND RRSP ELIGIBILITY	7	27-28 of
		Appendix G

COMPENSATION PAID TO SELLERS AND FINDERS	7	16; 3 of
		Appendix G

RISK FACTORS	7	9-15; 6-11 of
		Appendix F

REPORTING OBLIGATIONS	8	36; 22 of
		Appendix F;
		20 of
		Appendix G

RESALE RESTRICTIONS	8
General Statement	8	5-6;3 of
		Appendix B
Restricted Period	8	35
Manitoba Resale Restrictions	8

PURCHASERS' RIGHTS	8

FINANCIAL STATEMENTS	13	3-12 of
		Appendix E;
		37-57 of
		Appendix F

CERTIFICATE	14

SCHEDULES

Schedule A - Accredited Investor

Schedule B - Purchaser Questionnaire

Schedule C - Unit Subscription Agreement (Canadian Purchasers)

GENERAL

In this Canadian Memorandum, the terms “the Company”“we" “us" and “our" refer to Positron Corporation.

“Memorandum" refers to the U.S. Confidential Private Offering Memorandum dated October 31, 2005, including the documents attached thereto as appendices, which is incorporated into and forms an integral part of this Canadian Memorandum.

In this Canadian Memorandum, unless otherwise specified or the context otherwise requires, all dollar amounts are expressed in United States dollars. In addition, unless stated otherwise, the share amounts in this Memorandum are presented both on a non-split adjusted basis and also as adjusted to reflect a 1 for 100 reverse stock split of the Company's Common Stock anticipated to take affect on timing as determined by the company's Board of Directors.

USE OF PROCEEDS
Please refer to page 16 of the Memorandum.

Net Proceeds

		Assuming min. Offering	Assuming max. Offering
A	Amount to be raised by this offering	$0	$2,200,000
B	Selling commissions and fees	$0	$220,000
C	Estimated offering costs (e.g. legal, accounting, audit)	$100,000	$100,000
D	Net proceeds: D= A - (B + C)	$(100,000)	$1,880,000

Use of Net Proceeds

Description of intended use of net proceeds listed in order of priority	Assuming min. Offering	Assuming max. Offering
Development of new PET technologies	$0	$780,000
Implementation of new marketing plan	$0	$500,000
Working capital + deficiency	$0	$600,000
Net Proceeds	$0	$1,880,000

Reallocation

We intend to spend the net proceeds as stated. We will reallocate funds only for sound business reasons.

Working Capital Deficiency

The working capital deficiency of approximately $2.8 million at November 30, 2005 will not be eliminated by the offering herein describe, however, Positron in late 2005 eliminated its Houston manufacturing operations and switched production to a joint venture with Neusoft Medical Imaging in Shenyang China. The investment in the JV was $2 million mainly by Neusoft, which does not appear on the Positron balance sheet. Also on December 27, 2005, Positron and Quantum Molecular Pharmaceuticals, Inc, a Canadian corporation entered into a separate JV in which Quantum agreed to provide Positron $4 million in additional financing over the next 18 month period to finance the JV and also to supplement Positron's need for working capital. Positron believes that these two agreements plus the funds raised from the herein described private placement offering will be sufficient to meet their working capital needs.

BUSINESS OF THE COMPANY

Structure

Please refer to pages 1 and 17 of the Memorandum.

Our Business

Please refer to pages 1 to 3, and pages 17 to 24 of the Memorandum.

Development of Business

Please refer to pages 17 - 21 of the Memorandum.

Short Term Objectives and How We Intend to Achieve Them

What we must do and how we will do it	Target completion date or, if not known, number of months to complete	Our cost to complete
The company has a New Joint Venture agreement with Neusoft Medical Imaging of Shenyang, China. Ail manufacturing of Positron medical products will be developed by Neusoft. Neusoft has contributed (US) $2,000,000 as an investment in the JV. These funds have been designated for the purpose of product manufacturing and working capital.
	First shipment(s) is projected for 2nd quarter of 2006.	Less than $ 2 million which is committed by Neusoft, a substantial Chinese manufacturer of diagnostic imaging equipment
This offering will fund a New Research team to develop new state-of-the-art PET scanning technology.	Completion scheduled is targeted for me first quarter of 2007.	Less than $ 3 million will be required all of which to be provided by Quantum molecular Pharmaceuticals Inc. of Canada

Insufficient Proceeds

We believe that it is possible that we may continue to experience operating losses and accumulated deficits in the foreseeable future. The proceeds of the offering may not be sufficient to accomplish all of our proposed objectives and therefore, we propose no assurance     that alternative financing will be available, however as disclosed above the Company believes the capital provided by Neusoft and separately from Quantum, will be more than sufficient to meet its ongoing capital requirements.

Material Agreements

For a list of material agreements to which the Company is a party, please refer to pages 29 to 34 of Appendix F to the Memorandum - Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004. For a description of material agreements with related parties, please refer to (i) pages 7 to 9, 49 to 51, and 55 of Appendix E to the Memorandum - Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2005; and (ii) pages 14 to 19,28 to 29, and 56 to 57 of Appendix F to the Memorandum - Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

The joint venture agreement between the Company and Quantum Molecular Pharmaceuticals, Inc., a majority owned subsidiary of Imagin Diagnostic Centres, Inc. is disclosed in this document in all material regards.

DIRECTORS, MANAGEMENT, PROMOTERS AND PRINCIPAL HOLDERS

Compensation and Securities Held

Name and municipality of principal residence	Positions held and the date of obtaining that position	Compensation paid by issuer in most recently completed financial year and the compensation anticipated to be paid in the current financial year	Number, type and percentage of securities of the issuer held after completion of minimum offering	Number, type and percentage of securities of the issuer held after completion of maximum offering
Patrick G. Rooney Oak Brook, Illinois	Chairman of the Board July 26, 2004	2005 -$0 2006-$0	25,000 Options(1)	25,000 Options(1)
J. David Wilson Oakville. Ontario	Chief Executive Officer October 27, 2005	2005- $ 0 2006- $ 0	0	0
Joseph Oliverio New York, Niagara	President December 21, 2005	2005 - $0 2006-$100,000	7,500,000 Options(2)	7,500,000 Options (2)
Griffith Miller Houston, Texas	Executive Vice President Software & Information Technologies December 21, 2005	2005-$97,500 2006 -$100,000	90,000 Options (3)	90,000 Options (3)
Corey N. Conn Oak Brook, Illinois	CFO & EVP Operations October 27, 2005	2005 - $0 2006-$100,000	0	0
Sachio Okamura San Jose, California	Director April 1, 2001	2005 -$ 0 2006-$ 0	75,000 Options (4)	75,000 Options (4)
Dr. Anthony (Tony) C. Nicholls London, England	Director August 23, 2005	2005-$ 0 2006-$ 0	0	0
IMAGIN Diagnostic Centres, Inc. Toronto, Ontario	Principal Holder	2005 -$0 2006-$ 0	1,571,750 post split shares of Common Stock (68% of issued and outstanding Common Stock)	1,571,750 post split shares of Common Stock (68% of issued and outstanding Common Stock)

Notes:

(l)	25,000 options with an exercise price $ 0.12 per share expiring on July 26, 2014.
(2)	7,500,000 options with an exercise price $ 0.05 per share expiring on 12/27/10
(3)	40,000 options with an exercise price $ 0.03 per share expiring on April 30, 2013 and 50,000 options with an exercise price $ 0.05 per share expiring on May 21, 2014
(4)	75,000 options with an average exercise price $ 0.07 per share expiring on January 2, 2012.

Please refer to pages 22 to 28 of Appendix F to the Memorandum - Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, and pages 5 to 6 of Appendix G to the Memorandum ~ Proxy Statement for 2005 Annual Meeting of Shareholders.

Promoters

Both Quantum Molecular Pharmaceuticals and Imagin Molecular Corporation could be deemed to be promoters of Positron Corporation because of the potential ownership of more than 50% of Positron equity after the completion of the JV financing herein described however:

1.	Positron Corporation was founded in 1983 and has been a USA public traded company since 1986.

2.
The CEO and founding shareholders of Quantum and Imagin Molecular Corporation are J. David Wilson and Patrick G. Rooney both members of the Positron Board of Directors, who's biographies are contained in this document.

Management Experience

Please refer to pages 25 to 26 of the Memorandum.

Penalties, Sanctions and Bankruptcy

There have been no penalties, sanctions or bankruptcies with respect to directors, executive officers or the issuer,

CAPITAL STRUCTURE

Share Capital

The following table set forth our capitalization as of October 31, 2005, unadjusted pre-reverse split and adjusted to give effect to the issuance of 400,000 Units in this Offering, and to reflect the anticipated 1 for 100 reverse stock split of common stock. The information set forth in these tables should be read in conjunction with, and are qualified in their entirety by, the financial statements and notes thereto included in our Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2005.

		Pre Split		Post Split	Pre Split		Post Split (6)
	Authorized	Issued and		Issued and	Fully-Diluted		Fully-Diluted
		Outstanding		Outstanding	Common Stock		Common Stock
Preferred Stock	10,000,000
Series A Preferred Stock	5,450,000	464,319		464,319	1,492,300		14,923
Series C Preferred Stock	840,000	770,000		770,000	38,500,000		385,000
Series D Preferred Stock	1,560,000	0		0	29,000,000	(2)	290,000	(2)
Series E Preferred Stock	1,200,000	0		0	22,000,000	(3)	220,000	(3)
Series F Preferred Stock	600,000	0		0	20,000,000	(4)	200,000	(4)
Series G Preferred Stock	400,000	400,000		400,000	40,000,000		400,000
10% Secured	--			-	40,000,000		400,000
Convertible Notes
Common Stock	100,000,000	76,485,200	(1)	764,852	76,485,200		764,852
TOTAL					267,477,500	(5)	2,674,775	(5)

(1)	Represents 290,000 post split shares issuable upon conversion of outstanding 10% secured convertible notes into Series D Preferred Stock which is in turn convertible into Common Stock.

(2)
Represents respectively 29,000,000 pre split or 290,000 post split shares issuable upon conversion of outstanding 10% secured convertible notes into Series D Preferred Stock which is in turn convertible into Common Stock.

(3)
Represents respectively 22,000,000 pre split or 220,000 post split shares issuable upon conversion of outstanding 10% secured convertible notes into Series E Preferred Stock which is in turn convertible into Common Stock.

(4)
Represents respectively 20,000,000 pre split or 200,000 post split shares issuable upon conversion of outstanding 10% secured convertible notes into Series F Preferred Stock which is in turn convertible into Common Stock.

(5)
Does not include an aggregate of 195,119 post split shares issuable upon the exercise of outstanding options and warrants. Also, does not include the warrants behind the conversion of the Series G preferred shares which would create an additional 100,000,000 pre split common shares and generate $10 million of additional paid in capital.

(6)	Approved by majority of common shareholders, however, timing and finality at the sole discretion of the Board of Directors.

The above table does not include the 2,000,000 Class G Preferred Shares which would be issued to Quantum when, as and if Quantum acquired these shares in order to allow the Company to finance the research and development efforts anticipated in the QMT joint venture.

The Company will infuse funds into the QMT joint venture as debt due back into the Company out of the cash flow generated in the JV if successful. The Quantum financing effort, if successful would potentially cause the issuance of 2,000,000 common shares on a post reverse split basis.

Long Term Debt

Description of long terra debt (including whether secured)	Interest rate	Repayment terms	Amount outstanding at October 31, 2005
None			None

Please refer to: (i) pages 7 - 9 of Appendix E to the Memorandum - Quarterly Report on Form I0-QSB for the fiscal quarter ended June 30, 2005; and (ii) pages 18, 29, 47 to 48, 53 to 54, and 56 to 57 of Appendix F to the Memorandum - Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, and pages 20 to 21 of Appendix G to the Memorandum - Proxy Statement for 2005 Annual Meeting of Shareholders.

Prior Sales

There have been no issuances of Units consisting of Series G Preferred Stock and Warrants by the Company within the last 12 months.

SECURITIES OFFERED
Terms of Securities

Please refer to page 31 of the Memorandum.

Subscription Procedure for Canadian Residents

Please refer to page 34 of the Memorandum.

Each person intending to purchase the Units offered hereby must deliver the items set forth   in accordance with the instructions stated below:

a)	A cheque in the amount of (USD) $5.50 or the negotiated offering price, multiplied by the number of Units subscribed for, made payable to Zak Muscovitch in Trust.

b)	A completed and signed "Accredited Investor Questionnaire" required for Canadian Securities law purposes, a copy of which is attached to this Canadian Supplement as Schedule A,

c)	A completed and signed "Purchasers Questionnaire" required for US securities law purposes, a copy of which is attached to this Canadian Securities Supplement as Schedule B, and

d)	A completed and signed "Unit Subscription Agreement (Canadian Purchasers)" a copy of which is attached this Canadian Supplement as Schedule C, with the number of Units desired indicated thereon.

These items should be delivered to Positron Corporation at the following address: 5160 Yonge Street, Suite 300, Toronto, Ontario  M2N 6L9 or alternatively, the funds may be sent by wire transfer to:

Muscovitch & Associates US Trust Account
The Bank of Nova Scotia
19 Bloor Street West
Toronto, Ontario Canada M4W 1A3

Institution Code: 002
Branch Number: 91132
Account Number #: 91132 002 02810 18
ABA Routing #: 026002532
SWIFT CODE: NOSCCATT

Zak Muscovitch
Muscovitch & Associates
Barristers & Solicitors
TEL:    (416)924-5084
FAX:   (416)920-6306

Upon acceptance by the Company of a subscription, confirmation of such acceptance will be sent to the subscriber. Series G Preferred Share(s) certificates and original warrants will be sent to subscribers upon closing.

Each person who wishes to purchase Units must complete, execute, acknowledge and deliver to the Company a Canadian Purchaser Questionnaire, Unit Subscription Agreement (Canadian Purchaser) and other documents in the forms attached hereto. Subject to the two day cancellation right referred to under "Purchasers' Rights" below, by executing the Unit Subscription Agreement (Canadian Purchaser), each subscriber is agreeing that, if the Company accepts the Unit Subscription Agreement (Canadian Purchaser), he or she will become a shareholder of the Company. The Company, in its sole discretion, may reject a prospective purchaser's Unit Subscription Agreement (Canadian Purchaser). If the Offering is oversubscribed, the Company may either reject the subscriptions of prospective purchasers of its choosing, reduce each prospective purchasers subscription pro rata or some combination of the foregoing.

The aforementioned cash amounts, Unit Subscription Agreements (Canadian Purchasers) and other documents will be held in trust and released upon closing. Where required pursuant to NI45-106 the subscription amount will be held in trust until midnight on the second day after the investor signs a Unit Subscription Agreement (Canadian Purchasers)

INCOME TAX CONSEQUENCES AND RRSP ELIGIBILITY

Please refer to page 27-28 of Appendix G of the Memorandum - Proxy Statement for 2005 Annual Meeting of Shareholders.

It is recommended that all potential subscribers consult their own professional advisers to obtain advice on the income tax consequences that specifically apply to them as an individual.

The Units are securities of a non-Canadian issuer and may constitute "foreign property" for the purposes of the foreign property limitations under the Income Tax Act (Canada). Not all securities are eligible for investment in a registered retirement savings plan (RRSP). You should consult your own professional advisers to obtain advice on the RRSP eligibility of these securities.

COMPENSATION PAID TO SELLERS AND FINDERS

The company will pay a cash fee of 10% calculated on the gross proceeds to agents and/or finders only as in compliance with provincial securities laws. No Brokers or Agents warrants are anticipated to be paid in the herein described offering.

RISK FACTORS

Please refer to pages 9 to 13 of the Memorandum.

Offers and sales of securities of U.S. issuers outside of the United States to persons other than "U.S. persons" (as defined by the United States Securities Act of 1933, as amended ("1933 Act")) are subject to complex restrictions imposed by the 1933 Act. The Units are offered outside of the United States to persons other than U.S. persons pursuant to the exemption from registration provided by Regulation S under the 1933 Act. You may be restricted from reselling the Units in the absence of registration pursuant to applicable securities laws or exemption there from. You should consult your own professional advisers to obtain advice regarding the application of U.S. securities legislation to this offering. Please refer to page 35 of the Memorandum.

Although the Company intends to comply with all relevant requirements of Canadian securities legislation, the Company exists under the laws of the State of Texas with its principal office located in Houston, Texas and many of the directors and officers of the Company reside outside of Canada and substantially all of their assets and those of the Company are located there. It may not be possible for you to effect service of process within Canada on the Company or upon directors and officers who reside outside of Canada.   It may also not be possible to enforce judgments obtained in Canadian courts predicated on the civil liability provisions of provincial securities laws against the Company or its directors and officers who reside outside of Canada.

REPORTING OBLIGATIONS

Please refer to page 36 and page 22 of Appendix F to the Memorandum - Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 and page 3 of Appendix B - Unit Subscription Agreement of the Memorandum.

RESALE RESTRICTIONS

Please refer to pages 5 to 6 and page 3 of Appendix B - Unit Subscription Agreement of the Memorandum.

General Statement

These securities will be subject to a number of resale restrictions, including a restriction on trading. Until the restriction on trading expires, you will not be able to trade the securities unless you comply with an exemption from the prospectus and registration requirements under securities legislation.

Restricted Period

Unless permitted under securities legislation, you cannot trade the securities before the date that is 4 months and a day after the date Positron Corporation becomes a reporting issuer in any province or territory of Canada. Trading of the securities in the USA is outlined in the U.S. Confidential Private Offering Memorandum. (See page 32 "Market For Common Stock" and page 35 "Restrictions On Transfer" in the (USA) private placement memorandum.

Manitoba Resale Restrictions

Unless permitted under securities legislation, you must not trade the securities without the prior written consent of the regulator in Manitoba unless (a) Positron Corporation has filed a prospectus with the regulator in Manitoba with respect to the securities you have purchased and the regulator in Manitoba has issued a receipt for that prospectus, or (b) you have held the securities for at least 12 months. The regulator in Manitoba will consent to your trade if the regulator is of the opinion that to do so is not prejudicial to the public interest.

PURCHASERS' RIGHTS

Securities legislation in certain of the Provinces of Canada requires investors to be provided with a remedy for rescission or damages, or both, in addition to any other right that they may have at law, where an offering memorandum and any amendment to it contains a misrepresentation. These remedies must be exercised by the investor within the time limits prescribed by the applicable securities legislation. Investors should refer to the applicable provisions of the securities legislation for the complete text of these rights or consult with a legal adviser.

The applicable contractual and statutory rights are summarized below and such contractual rights will be embodied in the Unit Subscription Agreement (Canadian Purchasers) to be executed and delivered by each Canadian investor to the Company prior to the issuance of Units. By its execution of the Unit Subscription Agreement (Canadian Purchasers), the Company will be deemed to have granted these rights to the particular investor.

The applicable statutory rights are available to an investor whether or not the investor relied on the misrepresentation. However, there are various defences available to the persons an investor has a right to sue, including if the investor knew of the misrepresentation when the investor purchased the securities.

The following summaries are subject to the express provisions of the securities laws of the applicable Province and reference is made thereto for the complete text of such provisions. The rights of action described below are in addition to and without derogation from any right or remedy available at law to the investor and are intended to correspond to the provisions of the relevant securities legislation and are subject to the defences contained therein.

Two Day Cancellation Right for All Investors

You can cancel your agreement to purchase these securities. To do so, you must send a notice to the Company by midnight on the second business day after you sign the agreement to buy the securities.

Rights for Investors in British Columbia and Alberta

Securities legislation in British Columbia provides that every investor in securities pursuant to this Offering Memorandum shall have, in addition to any other rights they may have at law, a right of action for damages or rescission, against the Company and every person who signs the Offering Memorandum or any amendment thereto, in the event that the Offering Memorandum or any amendment thereto contains a misrepresentation. However, such rights must be exercised within prescribed time limits. Investors should refer to the applicable provisions of the British Columbia or Alberta securities legislation for particulars of those rights or consult with a lawyer. For these purposes, a "misrepresentation" means an untrue statement of a material fact or an omission to state a material fact that is required to be stated, or necessary to prevent a statement that is made from being false or misleading in the circumstances in which it was made. A "material fact" means any fact that significantly affects or could reasonably be expected to significantly affect the market price or the value of the Units.

In British Columbia or Alberta, no action shall be commenced to enforce a statutory right of action unless the right is exercised:

(a)	in the case of rescission, on notice to the Company not later than 180 days from the day of the transaction that gave rise to the cause of action, or

(b)	in the case of damages, on notice given to the Company not later than

(i)	180 days from the day the investor first had knowledge of the facts giving rise to the cause of action, or

(ii)	three years from the day of the transaction that gave rise to the cause of action.

Reference is made to the Securities Act (British Columbia) and the Securities Act (Alberta) for the complete text of the provisions under which these rights are conferred and this summary is subject to the express provisions of the Securities Act (British Columbia) or the Securities Act (Alberta), as applicable.

Rights for Investors in Saskatchewan

The Securities Act, 1988 (Saskatchewan), as amended, provides that, subject to certain limitations, where this Offering Memorandum contains a misrepresentation (as defined in The Securities Act, 1988 (Saskatchewan)), an investor who purchases a security covered by this Offering Memorandum, has a right of action for damages against the issuer of the security, the promoters and directors of the issuer, every person or company whose consent has been filed with the Offering Memorandum (but only with respect to reports, opinions or statements that have been made by them), every person who signed the Offering Memorandum and every person who or company that sells the securities on behalf of the issuer under the Offering Memorandum.

Alternatively, where the investor purchased the security from the issuer, the investor may elect to exercise a right of rescission against the issuer.

In addition, subject to certain limitations, where an individual makes a verbal statement to a prospective investor that contains a misrepresentation relating to the security purchased and the verbal statement is made either before or contemporaneously with the purchase of the security, the investor has a right of action for damages against the individual who made the verbal statement.

No action may be commenced to enforce any of the foregoing rights;

(a)	in the case of rescission, more than 180 days after the date of the transaction that gave rise to the cause of action; and

(b)
in the case of any other action, other than an action for rescission, more than the earlier of (i) one year after the investor first had knowledge of the facts giving rise to the cause of action, or (ii) six years after the date of the transaction that gave rise to the cause of action.

Rights for Investors in Ontario

Section 130.1 of the Securities Act (Ontario) provides that in the event that this Offering Memorandum, together with any amendments thereto, is delivered to an investor of Units resident in Ontario and contains an untrue statement of a material fact or omits to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made, the investor will have a right of action against the Company for damages or rescission as follows:

(a)
the right of action for rescission or damages will be exercisable by an investor resident in Ontario only if the investor gives written notice to the Company, not later than 180 days after the date on which payment was made for the securities (or after the initial payment was made for the securities, where payments subsequent to the initial payment are made pursuant to a contractual commitment assumed prior to or concurrently with the initial payment), that the investor is exercising this right, or alternatively, in an action for damages, the right of action will be exercisable by an investor only if the investor gives notice to the Company not later than the earlier of:

(i)	180 days after the investor first had knowledge of the facts giving rise to the cause of action; or

(ii)	three years after the date of the transaction giving rise to the cause of action.

(b)	the Company will not be liable if it proves that the investor purchased the securities with knowledge of the misrepresentation;

(c)
in the case of an action for damages, the Company will not be liable for all or any portion of such damages that it proves do not represent the depreciation in value of the securities as a result of the misrepresentation relied upon;

(d)	in no case will the amount recoverable in any action exceed the price at which the securities were sold to the investor; and

(e)	the rights of action for rescission or damages are in addition to and without derogation from any other right the investor may have at law.

Rights for Investors in Nova Scotia

Section 65 of The Securities Act (Nova Scotia) (the "NS Act") requires the Company to notify investors purchasing Units pursuant to this Offering Memorandum in the Province of Nova Scotia that they may have the following rights of rescission or damages.

In the event that the Offering Memorandum, together with any amendments thereto, or any "advertising or sales literature" (as defined in the NS Act) delivered to an investor, contains any untrue statement of material fact or omits to state a material fact necessary in order to make any statement not misleading in light of circumstances in which it was made (herein called a "Misrepresentation") and it is a Misrepresentation on the date of investment, an investor to whom the Offering Memorandum and any amendment thereto, or any "advertising or sales literature" (as defined in the NS Act), has been delivered on behalf of the Company and who purchases Units shall be deemed to have relied on such Misrepresentation and such investor shall have a right of action against the Company for damages, or so long as such investor is the owner of such Units at his, her or its election, for rescission.

For investors this right is exercisable if an action is commenced to enforce this right within 120 days after the date on which payment was made for the Units by the investors or after the date on which the initial payment for the Units was made by the investor where payments subsequent to the initial payment are made by the investor pursuant to a contractual commitment assumed prior to, or concurrently with, the initial payment.

These rights are intended to correspond with the rights against a seller of securities provided in Section 138 of the NS Act and the Rules thereto and are subject to defences contained therein such that:

(a)	the Company will not be held liable if the investor purchased the Units with knowledge of the Misrepresentation;

(b)
in an action for damages, the Company will not be liable for all or any portion of such damages that it proves do not represent the depreciation in value of the Units as a result of the Misrepresentation relied upon; and

(c)	in no case will the amount recoverable by an Investor exceed the price at which the Units were sold to the investor.

Rights for Investors in New Brunswick

If this Offering Memorandum, together with any amendments thereto, is delivered to a prospective investor of Units in connection with a trade made in reliance on MB Rule 45-501, and this Offering Memorandum contains a "misrepresentation" which was a misrepresentation at the time of the purchase of the Units, the investor will have a right of action against the Company for damages, or while still the owner of the Units, for rescission, in which case, if the investor elects to exercise the right of rescission, the investor will have no right of action for damages. However, such rights must be exercised within prescribed time limits. Investors should refer to the applicable provisions of the New Brunswick securities legislation for particulars of those rights or consult with a lawyer. For these purposes, a "misrepresentation" means an untrue statement of a material fact or an omission to state a material fact that is required to be stated, or necessary to prevent a statement that is made from being misleading in the circumstances in which it was made. A "material fact" means any fact that would reasonably be expected to have a significant effect on the market price or the value of the Units.

The Company will not be liable if it proves that the investor purchased the securities with knowledge of the misrepresentation. In the case of an action for damages, the Company will not be liable for all or any portion of such damages that it proves do not represent the depreciation in value of the securities as a result of the misrepresentation relied upon and in no case will the amount recoverable in any action exceed the price at which the securities were sold to the investor.

No action may be commenced to enforce any of the foregoing rights:

(a)	in the case of rescission, more than 180 days after the date of the transaction that gave rise to the cause of action; or

(b)
in the case of any other action, other than an action for rescission, the earlier of (i) one year after the investor first had knowledge of the facts giving rise to the cause of action, and (ii) six years after the date of the transaction that gave rise to the cause of action.

The right of action for rescission or damages is in addition to and without derogation from any other right the investor may have at law.

Rights for Investors in Newfoundland & Labrador

If this Offering Memorandum, together with any amendments thereto delivered to an investor resident in Newfoundland & Labrador before the issue of Units to such investor, contains an untrue statement of material fact or omits to state a material fact that is required to be stated or that is necessary in order make any statement in it not misleading in light of the circumstances in which it was made (a "Misrepresentation") and it was a Misrepresentation at the time of the purchase of the Units, an investor to whom this Offering Memorandum, or any amendment hereto, was delivered and who purchases Units shall have, subject as hereinafter provided, a right of action against the Company either for damages or, alternatively, while still the owner of the Units purchased by the investor, for rescission, in which case, if the investor elects to exercise the right of rescission, the investor will have no right of action for damages against the Company, provided that:

(a)
the right of action for rescission or damages will be exercisable only if the investor gives notice to the Company not later than 90 days after the date on which the payment is made for the Units that the investor is exercising this right;

(b)	the Company will not be liable if it proved that the investor purchased the Units with knowledge of the Misrepresentation;

(c)
in the case of an action for damages, the Company will not be liable for all or any portion of those damages that it proves does not represent the depreciation in value of the Units as a result of the Misrepresentations relied upon; and

(d)	in no case will the amount recoverable in any action exceed the price at which the Units were sold to the investor plus accrued interest.

Contractual Rights of Action for Investors in Manitoba, Quebec, Prince Edward Island, Northwest Territories and Nunavut

If there is a misrepresentation in the Offering Memorandum, investors resident in Manitoba, Québec, Prince Edward Island, Northwest Territories or Nunavut will have, in addition to any statutory rights that may be available to them, a contractual right to sue the Company:

(a)	to cancel the investors' agreement to buy the Units; or

(b)	for damages.

This contractual right to sue is available to the investor whether or not the investor relied on the misrepresentation.

However, in an action for damages, the amount the investor may recover will not exceed the price that it paid for its securities and will not include any part of the damages that the Company proves does not represent the depreciation in value of the securities resulting from the misrepresentation. The Company has a defence if it proves that the investor knew of the misrepresentation when the investor purchased the securities.

If an investor intends to rely on the rights described in (a) or (b) above, it must do so within strict time limitations.

An investor must commence its action to cancel the agreement within 180 days after it signed the agreement to purchase the securities. The investor must commence its action for damages within the earlier of 180 days after learning of the misrepresentation and 3 years after it signed the agreement to purchase the securities.

FINANCIAL STATEMENTS

Please refer to the audited financial statements of the Company for the years ended December 31, 2004 and 2003 found at pages 37 - 57 of Appendix F to the Memorandum - Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, and the unaudited financial statements of the Company for the six months ended June 30, 2005 found at pages 3 to 12 of Appendix E to the Memorandum -Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2005.

CERTIFICATE
This Memorandum does not contain a misrepresentation.
DATED this 31st day of December, 2005.

J. David Wilson: Chief Executive Officer	Patrick G. Rooney: Chairman of the Board

Corey N. Conn: Chief Financial Officer and Executive Vice President of Operations	Sachio Okamura: Director

Dr. Anthony (Tony) C. Nicholls: Director	Joseph Oliverio: President

Griffith Miller: EVP Software & IT Technology

SCHEDULE A

ACCREDITED INVESTOR QUESTIONAIRE
(relating to Canadian securities laws)

ACCREDITED INVESTOR CERTIFICATE

TO:	POSITRON CORPORATION (the “issuer”)

In connection with the proposed issuance of securities by the issuer to the undersigned, the undersigned hereby certifies as follows with the intention that the issuer may rely on this certification in issuing such securities:

1.
Representations as to “Accredited Investor” Status The undersigned has read the definition of “accredited investor” from National Instrument 45-106 (“NI 45-106”), attached as Exhibit “A” to this certificate, and hereby certifies that the undersigned: (i) is an “accredited investor” as defined in NI 45-106 for the reason indicated below (please check one); and (ii) is purchasing the securities as principal.

PLEASE CHECK THE APPROPRIATE BOX BELOW (NOTE: PLEASE REFER TO CERTAIN DEFINITIONS ATTACHED AS EXHIBIT "A" TO THIS CERTIFICATE BEFORE CHECKING THE APPROPRIATE BOX.):

☐
(a)       The undersigned is an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000.

☐
(b)       The undersigned is an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year.

☐	(c) The undersigned is an individual who, either alone or with a spouse, has net assets of at least $5,000,000.

☐	(d) The undersigned is a person[1], other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements.

☐
(e)       The undersigned is a person or company in respect of which all of the owners of interests, direct or indirect, except the voting securities required by law to be owned by directors, are persons that are accredited investors.

☐
(f)        The undersigned falls within another category listed in the definition of “accredited investor” in NI 45-106 and has circled and initialed such section as it appears on Exhibit “A” to this certificate.

2.
Truth and Accuracy of this Certificate  The foregoing certification is true and accurate as of the date below and shall be true and accurate on the date of issuance of the securities. If in any respect such representation shall not be true and accurate prior to such date, the undersigned shall give immediate notice of such fact to the President of the Corporation, with a copy to the issuer's Canadian legal counsel: Muscovitch and Associates by facsimile at 416 920-6306.

DATED , 2006.
Print Name of Investor:
Signature of or on behalf of the Investor:
Name of Person Signing:
Title of Person Signing:

1 “person” includes
(a)	an individual,
(b)	a corporation,
(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and
(d)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

Exhibit “A”
Definitions

“accredited investor” means

(a)	a Canadian financial institution, or a Schedule III bank listed in Schedule I or II of Canada incorporated under the Bank of Canada Act (Canada);

(c)
a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(d)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

(f)	the Government of Canada or of any jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec;

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

(k)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

(j)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

(n)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects that net income level in the current calendar year;

(1)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

(n)	an investment fund mat distributes or has distributed its securities only to

i)	a person that is or was an accredited investor at the time of the distribution

ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount invested], and 2.19 [Additional investment in investment funds], or

iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment]

(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, action on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

- i -

(q)	a person acting on behalf of a fully managed account managed by that person, if that person

i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation or a jurisdiction of Canada or a foreign jurisdiction, and

ii)	in Ontario, is purchasing a security that is not a security or an investment fund;

(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

(t)
a person in respect of which all of the owners of interest, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an advisor; or

(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

i)	an accredited investor, or

ii)	an exempt purchaser in Alberta or British Columbia after this Instrument comes into force;

“entity” means a company, syndicate, partnership, trust or unincorporated organization;

“financial assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the Securities Act (Ontario);

“fully managed account” means an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client's express consent to a transaction

“portfolio adviser” means (a) a portfolio manager; or (b) a broker or investment dealer exempted from registration as an adviser under subsection 148(1) of the Regulation made under the Securities Act (Ontario) if that broker or investment dealer is not exempt from the by-laws or regulations of The Toronto Stock Exchange or the Investment Dealers' Association of Canada referred to in that subsection;

“promoter” means,

(a)
person or company who, acting alone or in conjunction with one or more other persons, companies or a combination thereof, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of an issuer, or

(b)
a person or company who, in connection with the founding, organizing or substantial reorganizing of the business of an issuer, directly or indirectly, receives in consideration of services or property, or both services and property, 10 per cent or more of any class of securities of the issuer or 10 per cent or more of the proceeds from the sale of any class of securities of a particular issue, but a person or company who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter within the meaning of this definition if such person or company does not otherwise take part in founding, organizing, or substantially reorganizing the business;

“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets; and

“spouse”, in relation to an individual, means another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage.

- ii -

Interpretation

1.	In NI 45-106, a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary of the other, or if each of them is controlled by the same person.

2.
In NI 45-106, a control person has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Quebec where control person means any person that holds or is one of a combination of persons that holds

(a)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(b)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer.

3.
In NI 45-106, a person or company is considered to be a subsidiary entity of another person or company if the issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

- iii -

SCHEDULE B

PURCHASERS QUESTIONNAIRE
(relating to U.S. securities laws)

TO BE FILLED OUT AND RETURNED WITH UNIT SUBSCRIPTION AGREEMENT

Confidential — Please Print

PURCHASER QUESTIONNAIRE
POSITRON CORPORATION

This Questionnaire is being sent to each person or entity who has subscribed to purchase Units consisting of one share of Positron Corporation's ("Issuer") Series G Preferred Stock and 50 warrants (the "Units"). The purpose of this Questionnaire is to assure the Issuer that each investor meets the standards imposed by the Securities Act of 1933, as amended (the "Securities Act") and Regulation D promulgated thereunder, as well as other applicable state securities laws. In particular, the questions in Part B are relevant in determining whether you are an "Accredited Investor" as defined in Rule 501(a) of Regulation D and in determining whether you otherwise satisfy the requisite suitability standards required by the Issuer and by federal or state securities laws.

All Subscribers should complete the questions in Parts A and B and sign and date the last page of this Questionnaire. If the answer to any question is "None" or "Not Applicable," please so state.

If Units are to be purchased by a Subscriber in a fiduciary capacity, this Questionnaire must be completed by each beneficial owner of the Units as if such beneficial owner were the Subscriber. If Units are to be purchased by a Subscriber that is an entity that qualifies as an Accredited Investor solely because all of its equity owners are Accredited Investors, the Issuer may, in its sole discretion, require that such Subscriber or its equity owners enter into side letters in substantially the form attached hereto as Exhibits I and 2, respectively.

Your answers will at all times be kept strictly confidential. However, by signing this Questionnaire, you agree that the Issuer may present this Questionnaire to the Issuer's attorneys, accountants and such other parties as the Issuer deems appropriate. If you have any questions about any of the items in this Questionnaire, please contact Dylan Olinoski at 1-866-284-7510, Ext. 2103.

Name

Principal Residence Address (or Principal Office Address if purchaser is not a natural person)

Telephone Number

Occupation	Social Security Number

Business Address

Telephone Number

Facsimile Number

E-mail Address

Part A – Residence

(1)           Set forth in the space provided below the state(s) in which you have maintained your principal residence (or principal office if purchaser is not a natural person) during the past two years and the dates during which you resided in each state (or maintained your principal office in each state).

(2)           In which state, if any, do you pay income taxes?______________________

(3)           In which state, if any, do you hold a driver's license? State
Driver's License No.

Part B - Investor Status

Only persons who qualify as Accredited Investors under applicable federal securities laws are eligible to participate in the proposed offering of Units. The Subscriber hereby certifies that such Subscriber is an Accredited Investor because (initial one or more of the following that apply):

(1)                Subscriber is a natural person whose individual net worth, or joint net worth, with that person's spouse, exceeds $1,000,000 at the time of such Subscriber's purchase of Units.

(2)                Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(Please note that "income" does not necessarily refer simply to gross income or total revenues. For instance, under certain circumstances, operating expenses or costs of revenues should be deducted from total income. Income for a particular year may be calculated by adding to adjusted gross income as calculated for Federal income tax purposes any deduction for long term capital gains, any deduction for depletion allowance, any exclusion for tax exempt interest and any losses of a partnership allocated to you as a partner. Please also note that prospective Subscribers are not to construe this paragraph or any of the other contents of this Subscription Agreement as legal, tax or investment advice. Each prospective Subscriber should consult such Subscriber's own legal counsel, accountant or investment adviser as to legal, tax and related matters concerning such Subscriber's participation in the proposed offering of Units.

(3)                Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, limited liability company, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(4)                Subscriber is a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

(5)                Subscriber is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

(6)                Subscriber is an insurance company as defined in Section 2 (13) of the Securities Act.

(7)                Subscriber is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

(8)                Subscriber is a Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

(9)                Subscriber is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000.

(10)                Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") and the investment decisions by such plan are made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

(11)                Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(12)                Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

(13)                Subscriber is an entity in which all of the equity owners are Accredited Investors as defined by one or more of the descriptions in (1) through (12) above (if so, this questionnaire must be completed by ail of the equity owners of that entity). Please note that the Issuer may, in its sole discretion, require that Subscribers that qualify as Accredited Investors solely pursuant to this paragraph 13 or their equity owners enter into side letters in substantially the forms attached hereto as Exhibits 1 and 2, respectively.

Part C - Professional Advisors

I have relied upon the following professional advisors in determining to make an investment in the Fund:

Name:	(if none, so indicate by writing "none")

THE FOLLOWING MUST BE COMPLETED BY ALL SUBSCRIBERS:

I declare under penalty of perjury that all information I have supplied to the Issuer, including the foregoing information, is true and correct as of the date hereof and shall be true and correct as of any date on which I purchase Units. I understand that the Issuer will rely on the information supplied herein to determine my suitability to invest in the Issuer.

Executed this	day of	, 2006, at

Please Print Name	Signature of Subscriber

Social Security No. or	Title (If signed on behalf of an organization)
Taxpayer Identification No.

Note: This form is not intended as an offer to purchase or sell by the Subscriber or the Issuer. Offers are made and investments are accepted only after written acceptance of a Unit Subscription Agreement by the Issuer.

EXHIBIT I

The undersigned is purchasing units ("Units") of Positron Corporation (the "Issuer") pursuant to a Unit Subscription Agreement (the "Subscription Agreement") between the Issuer and the undersigned dated as of                        , 2006.  Reference is made to the Confidential Private Offering Memorandum dated as of December 31, 2005 relating to the offer and sale of Units of the Issuer prepared by the Issuer and provided to the undersigned.

The undersigned hereby makes the following representations and warranties to the Issuer as of the date hereof and as of any date on which it purchases any Units pursuant to the Subscription Agreement:

(a)           Each of the undersigned's equity owners is an "Accredited Investor" (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended).

(b)           The undersigned has provided the Issuer with (i) the identity of each of its actual and prospective equity owners and such background information with respect to each such actual and prospective equity owner as the Issuer has reasonably requested and (ii) copies of its formation documents, including, but not limited to, its articles of organization, certificate of formation, operating agreement and/ or bylaws, as applicable, as currently in effect.

Print Name of Entity

Signature of Person Authorized to Sign for Entity

Print Name and Position of Person
Authorized to Sign

EXHIBIT 2

The undersigned is a                            of                            , a                             (the "Subscriber"), and the Subscriber is purchasing Units (the "Units") of Positron Corporation, a Texas corporation (the "Issuer) pursuant to a Unit Subscription Agreement (the "Subscription Agreement") between the Issuer and the Subscriber dated as of                            , 2006. Reference is made to the Confidential Private Offering Memorandum dated as of December 31, 2005 relating to the offer and sale of Units (the "Memorandum") prepared by the Issuer and provided to the Subscriber.

The undersigned hereby makes the following representations and warranties to the Issuer as of the date hereof and as of any date on which the Subscriber purchases any Units from the Issuer pursuant to the Subscription Agreement:

The undersigned is an "Accredited Investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The undersigned hereby certifies that it is an Accredited Investor because (initial one or more of the following that apply):

(1)                             Undersigned is a natural person whose individual net worth, or joint net worth, with that person's spouse, exceeds $1,000,000 at the time of such undersigned's purchase of Membership Interests.

(2)                             Undersigned is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(Please note that "income" does not necessarily refer simply to gross income or total revenues. For instance, under certain circumstances, operating expenses or costs of revenues should be deducted from total income. Income for a particular year may be calculated by adding to adjusted gross income as calculated for Federal income tax purposes any deduction for long term capital gains, any deduction for depletion allowance, any exclusion for tax exempt interest and any losses of a partnership allocated to you as a partner. Please also note that the undersigned is not to construe this paragraph as legal, tax or investment advice.)

(3)                             Undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

The undersigned has not received directly from the Issuer any information regarding the Issuer or the Units, and the undersigned's investment in the Subscriber was not made in reliance on any information received directly from the Issuer.

The purchase of Units by the Subscriber pursuant to the Subscription Agreement and the Memorandum has been approved by the undersigned.

Signature	Signature of Spouse, if any

Print Name	Print Name of Spouse

SCHEDULE C

UNIT SUBSCRIPTION AGREEMENT (CANADIAN PURCHASERS)

UNIT SUBSCRIPTION AGREEMENT
(Canadian Purchasers)

THIS UNIT SUBSCRIPTION AGREEMENT ("Agreement") is entered into by and between Positron Corporation, a Texas corporation ("Issuer"), and the subscriber set forth on the attached signature page (the "Subscriber"), as of the date this Agreement is ascribed to such terms in the Canadian Memorandum (defined below) unless otherwise defined herein.

RECITALS:

WHEREAS, Issuer has informed Subscriber that it is allowing qualified investors to subscribe for Units consisting of one share of its Series G Preferred Stock and 50 warrants (the "Units") pursuant to the terms of a Canadian Supplement dated December 31, 2005 (the "Canadian Supplement") and a U.S. Confidential Private Offering Memorandum dated December 31, 2005 (the "Memorandum"; together with the Canadian Supplement, the "Canadian Memorandum");

WHEREAS, Each share of Series G Preferred Stock is immediately convertible on a one-for-100 basis into Common Stock of Positron Corporation and warrants are exercisable for Common Stock of Positron Corporation on the basis of one warrant for one Common Share at a price of $0.10 per Common Share for a period of two years from the date of issuance;

WHEREAS, Subscriber desires to purchase the Units on the terms and conditions set forth herein;

WHEREAS, Subscriber's purchase of the Units is subject to Issuer's acceptance of such purchase, to be evidenced by countersigning the attached signature page;

WHEREAS, the share and dollar amounts (all of which are in U.S. Dollars) set forth in this Agreement are adjusted to reflect the anticipated 1 for 100 reverse stock split of the Issuer's Common Stock expected to occur on timing as determined by the Company's Board of Directors.

NOW, THEREFORE, in consideration of the mutual covenants and agreements, the Issuer and Subscriber hereby agree as follows:

AGREEMENT:

1.             Subscription. Subject to the terms and conditions hereof, Subscriber hereby subscribes for                         Units (the "Subscription Amount"). The full Subscription Amount shall be due upon Subscriber's submission to Issuer of this Agreement. Subscriber agrees to pay the Subscription Amount set forth above Subscriber's signature on this Agreement to the Issuer in accordance with the terms set forth in the Memorandum. Subscription for the Units is irrevocable and shall be made by delivery of this Agreement to the Issuer at the address noted in the Memorandum. All subscription documents will be returned to Subscriber if this Agreement is not accepted by the Issuer. Subscriber will have no rights with respect to the Units unless and until Subscriber's Agreement is accepted. Payment of the Subscription Amount shall be due upon acceptance of this Subscription. No personal checks will be accepted as payment of the Subscription Amount.

2.             Acceptance of Agreement. Issuer shall have the right to reject this Agreement (a) if it believes that Subscriber is not, for U.S. securities law purposes, an "Accredited Investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and is not, for Canadian securities law purposes, an "accredited investor" as defined in National Instrument 45-106 ("NI45-106"), (b) if Subscriber is not a resident of a province in which the Issuer has determined that it will offer Units, (c) if Subscriber otherwise fails to meet the suitability standards for investment in the Units established by the Issuer, or (d) for any other reason in its sole and absolute discretion. Acceptance is evidenced only by execution and delivery by the Issuer of a countersigned copy of this Subscription Agreement. The closing of the purchase and sale of Units shall take effect upon Issuer's acceptance of this Agreement and receipt of payment for the Units (the "Closing"). Promptly after the Closing, Issuer will deliver to Subscriber, pursuant to Subscriber's delivery instructions, certificates and warrant agreements representing the Units purchased by Subscriber from Issuer.

3.             Restriction on Transfer of Securities.

3.1           Restrictions. Subscriber is aware that the Units have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2), Regulation D, and/or Regulation S thereof, as well as being exempt from the prospectus and registration requirements of all applicable Canadian securities legislation and policies, and that they must be held by Subscriber indefinitely, and Subscriber must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

3.2           Canadian Legend. Each certificate and warrant agreement issued connection with the sale of Units will be endorsed with the following Canadian securities legend:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [insert date of issuance], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY."

3.3           Stop Transfer Order. A stop transfer order shall be placed with the Issuer's transfer agent preventing transfer of any of the Units pending compliance with the conditions set forth in any such legend.

4.             Representations and Warranties by Issuer. Issuer represents and warrants to Subscriber that:

4.1           Organization, Standing, Power. Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. Issuer has, or at the Closing will have, the requisite corporate power and authority to issue the Units, and to otherwise perform its obligations under this Agreement.

4.2           Units. The Units and securities issuable upon conversion or exercise thereof, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions.

5.             Representations and Warranties of Subscriber. Subscriber represents and warrants that:

5.1           Investment Intent. The Units being acquired hereunder are being purchased for Subscriber's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Subscriber understands that the Units have not been registered under the Securities Act or any applicable state or provincial laws by reason of their issuance or contemplated issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act and such laws and that the reliance of Issuer and others upon this exemption is predicated in part upon this representation and warranty.

5.2           Accredited Investor. The place in which Subscriber's principal office or residence is located is set forth in Subscriber's address noted in this Agreement. Subscriber qualifies as an "accredited investor" within the meaning of Rule 501 under the Securities Act and within the meaning of NI45-106. Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of the investment to be made hereunder by Subscriber. Issuer believes it has received all the information it has requested from Issuer it considers necessary or appropriate for deciding whether to obtain the Units and has had the opportunity to discuss Issuer's business, management, and financial affairs with Issuer's management.

5.3           Acts and Proceedings. This Agreement has been duly authorized by all necessary action on the part of Subscriber, has been duly executed and delivered by Subscriber, and is a valid and binding agreement upon the part of Subscriber.

6.             Representations and Warranties for Subscribers who are Non-U.S. persons. Subscribers who are
Non-U.S. persons hereby represent and warrant to Issuer as follows:

(a)         This Agreement is made by Issuer with such Subscriber who is a Non-U.S. person in reliance upon such Subscriber's representations, warranties and covenants made in this Section 6.

(b)         Subscriber has been advised and acknowledges that:

(i)             the Units and securities issuable upon conversion or exercise thereof have not been, and when issued, will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country;

(ii)            in issuing and selling the Units and securities issuable upon conversion or exercise thereof to Subscriber pursuant hereto, Issuer is relying upon the "safe harbor" provided by Regulation S and/or on Section 4(2) under the Securities Act;

(iii)            it is a condition to the availability of the Regulation S "safe harbor" that the Units and securities issuable upon conversion or exercise thereof not be offered or sold in the United States or to a U.S. person until the expiration of a period of one year following the date of issuance to Subscriber; and

(iv)           notwithstanding the foregoing, prior to the expiration of one year after issuance to Subscriber (the "Restricted Period"), the Units and securities issuable upon conversion or exercise thereof may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (a) if the offer or sale is within the United States or to or for the account of a U.S. person, the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (b) the offer and sale is outside the United States and to other than a U.S. person.

(c)          As used herein, the term "United States" means and includes the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term "U.S. person" (as defined in Regulation S) means:

(i)             a natural person resident in the United States;

(ii)            any partnership or corporation organized or incorporated under the laws of the United States;

(iii)           any estate of which any executor or administrator is a U.S. person;

(iv)           any trust of which any trustee is a U.S. person;

(v)            any agency or branch of a foreign entity located in the United States;

(vi)           any nondiscretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii)          any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated and (if an individual) resident in the United States; and

(d)          a corporation or partnership organized under the laws of any foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

As used herein, the term "Non-U.S. person" means any person who is not a U.S. person or is deemed not to be a U.S. person under Rule 902(k)(2) of the Securities Act.

(e)          Subscriber agrees that with respect to the Units and securities issuable upon conversion or exercise thereof, and until the expiration of the Restricted Period:

(i)              Subscriber, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the Units and securities issuable upon conversion or exercise thereof, or any beneficial interest therein in the United States or to or for the account of a U.S. person during the Restricted Period;

(ii)             Notwithstanding the foregoing, prior to the expiration of the Restricted Period, the Units and securities issuable upon conversion or exercise thereof, may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (a) if the offer or sale is within the United States or to or for the account of a U.S. person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (b) the offer and sale is outside the United States and to other than a U.S. person; and

(iii)            Subscriber shall not engage in hedging transactions with regard to the Units and securities issuable upon conversion or exercise thereof unless in compliance with the Securities Act.

(iv)            The foregoing restrictions are binding upon subsequent transferees of the Units and securities issuable upon conversion or exercise thereof, except for transferees pursuant to an effective registration statement. Subscriber agrees that after the Restricted Period, the Units and securities issuable upon conversion or exercise thereof may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

(f)           Subscriber has not engaged, nor is it aware that any party has engaged, and Subscriber will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Units and securities issuable upon conversion or exercise thereof.

(g)          Subscriber: (i) is domiciled and has its principal place of business outside the United States; (ii) certifies it is not an Subscriber and is not acquiring the Units and securities issuable upon conversion or exercise thereof for the account or benefit of any U.S. person; and (iii) at the time of the Closing, the Subscriber or persons acting on Subscriber's behalf in connection therewith will be located outside the United States.

(h)          At the time of offering to the Subscriber and communication of Subscriber's order to purchase the Units and securities issuable upon conversion or exercise thereof and at the time of the Subscriber's execution of this Agreement, the Subscriber or persons acting on Subscriber's behalf in connection therewith were located outside the United States.

(i)           Subscriber is not a "distributor" (as defined in Regulation S) or a "dealer" (as defined in the Securities Act).

(j)           Subscriber acknowledges that that Issuer shall refuse to instruct its transfer agent to register any transfer of any Units and securities issuable upon conversion or exercise thereof not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

(k)          Subscriber is satisfied as to the full observance of the laws of its jurisdiction in connection with any invitation to purchase the Units and securities issuable upon conversion or exercise thereof or any use of the Agreements, including (i) the legal requirements within its jurisdiction for the purchase of such Units and securities issuable upon conversion or exercise thereof, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of such Units and securities issuable upon conversion or exercise thereof. The Subscriber's payment for, and the Subscriber's continued beneficial ownership of, Units and securities issuable upon conversion or exercise thereof will not violate any applicable laws of such Subscriber's jurisdiction.

(1)          The Subscriber understands and agrees that each certificate held by Subscriber representing Units and securities issuable upon conversion or exercise thereof, or any other securities issued in respect of Units and securities issuable upon conversion or exercise thereof upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required under applicable state securities laws):

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION."

(m)         the Subscriber is a resident of a Canadian province or territory and meets one or more of the definitions of "accredited investor" set forth in the Accredited Investor Questionnaire attached as Schedule A to the Canadian Memorandum which the Subscriber has completed and executed, and the contents of which are incorporated herein by reference as express representations and warranties of the Subscriber;

(n)          the Subscriber is not a non-Canadian within the meaning of the Investment Canada Act (Canada);

(o)          the Subscriber has not taken, and agrees that it will not take, any action that would cause the Issuer to become liable to any claim or demand for a brokerage commission, finder's fee or other similar payment;

(p)          the Subscriber understands that the securities are being offered for sale only on a "private placement" basis and that the sale and delivery of the securities is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus, and if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Issuer filing, such reports, undertakings and other documents with respect to the issue of the securities as may be required;

(q)          the Subscriber understands and acknowledges that (i) the Issuer is a private company within the meaning of Canadian securities laws, (ii) an investment in the securities is an illiquid investment, (iii) the Subscriber must bear the economic risk of investment in the securities for an indefinite period of time because the securities have not been offered and sold under a prospectus receipted by any Canadian provincial securities commission or registered under either the US Act or any U.S. state securities laws, (iv) that any sale of the securities is subject to restrictions under securities laws and that the Subscriber will sell such securities only in compliance with such restrictions, and (v) all certificates representing the securities and all certificates issued in exchange therefor or in substitution thereof, shall bear on the face of such certificates, in such legend or legends required by applicable laws or otherwise;

(r)           none of the funds the Subscriber is using to purchase the securities are, to the knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities;

(s)          other than the Canadian Memorandum, it has relied solely upon publicly available information relating to the Issuer and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Issuer, and it has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, sales or advertising literature or any other document (other than financial statements, interim financial statements or any other document, which may have been provided to the Subscriber by the Issuer as prescribed by statute or regulation) describing the business and affairs of the Issuer which has been prepared for delivery to, and review by, prospective subscribers in order to assist them in making an investment decision in respect of the securities.

(t)          the Subscriber is acting independently and it has been independently advised as to restrictions with respect to trading in the securities imposed by applicable securities legislation, confirms that no representation has been made to it by or on behalf of the Issuer with respect thereto other than as set forth in this Agreement and the Canadian Memorandum, acknowledges that it is aware of the characteristics of the securities, the risks relating to an investment therein and of the fact that it may not be able to resell the securities except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable hold period and compliance with the other requirements of applicable law, and that it is the responsibility of the Subscriber to find out what the restrictions on resale are and to comply with them before selling the securities; and

(u)         the Subscriber acknowledges that it has been encouraged to and should obtain independent legal, income tax and investment advice with respect to its subscription for these securities and accordingly, has been independently advised as to the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Agreement.

7.            Registration.

7.1           Piggy-Back Registration. If at any time Issuer shall determine to register under the Securities Act, any shares of its capital stock pursuant to a registration statement (other than a registration relating solely to the sale of securities to participants in a company employee benefits plan), Issuer will (i) promptly give written notice to Subscriber of its intention to file such registration statement and (ii) at Issuer's expense (which shall include, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent accountants for Issuer, and fees and expenses incident to compliance with state securities law, but shall not include fees and disbursements of counsel for Subscriber) include among the securities covered by the registration statement such portions of the Units and the securities issuable upon conversion on exercise thereof (the "Registrable Securities") then held by Subscriber as shall be specified in a written request to Issuer within thirty (30) days after the date on which Issuer gave the notice described in (i) above. Upon receipt of such written request (any shareholder requesting registration being individually called a "Selling Shareholder"), Issuer shall (i) use its reasonable best efforts to effect the registration, qualification or compliance of the Registrable Securities under the Securities Act and under any other applicable federal law and any applicable securities or blue sky laws of jurisdictions within the United States; (ii) furnish each Selling Shareholder such number of copies of the prospectus contained in the registration statement filed under the Securities Act (including preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as the Selling Shareholder may reasonably request in order to facilitate the disposition of the Registrable Securities covered by the registration statement; and (iii) notify each Selling Shareholders, at any time when a prospectus relating to the Registrable Securities covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus forming a part of such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) at the request of the Selling Shareholders prepare and furnish to the Selling Shareholders any reasonable number of copies of any supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to Subscribers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

7.2           Registration of Underwritten Offering. If the offering of securities to be registered by Issuer is underwritten, each Selling shareholder shall sell the Registrable Securities to or through the underwriter(s) of the securities being registered for the account of Issuer or others upon the same terms applicable to Issuer or others, and if the managing underwriter(s) reasonably determine that all or any portion of the shares of Registrable Securities held by the Selling Shareholders should not be included in the registration statement, then notwithstanding anything to the contrary in this Section, the determination of such underwriter(s) shall be conclusive; provided, however, that if such underwriter(s) determine that some but not all of the Registrable Securities of the Selling Shareholders shall be included in the registration statement, the number of shares of Registrable Securities owned by each Selling Shareholder to be included in the registration statement will be proportionately reduced in accordance with the respective written requests given as provided above.

7.3           Indemnification. In the event that Registrable Securities required pursuant to this Agreement are included in a registration statement under this Section 7, Issuer will indemnify and hold harmless each Selling Shareholder and each other person, if any, who controls such Selling shareholder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Selling Shareholder or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement pursuant to which the Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon the failure by Issuer to file any amendment or supplement thereto that was required to be filed under the Securities Act, and will reimburse such Selling Shareholder and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the foregoing, Issuer will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or omission made in such registration statement, preliminary prospectus, final prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Issuer through an instrument duly executed by or on behalf of any Selling Shareholder specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, or amendment or supplement.

It shall be a condition precedent to the obligation of Issuer to take any action pursuant to this Section that Issuer shall have received an undertaking satisfactory to it from each Selling Shareholder to indemnify and hold harmless Issuer (in the same manner and to the same extent as set forth in this Section), each director of Issuer, each officer who shall sign such registration statement, and any persons who control Issuer within the meaning of the Securities Act, with respect to any statement or omission from such registration statement, preliminary prospectus, or any final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to Issuer through an instrument duly executed by the indemnifying party specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, or amendment or supplement.

Promptly following receipt by an indemnified party of notice of the commencement of any action involving a claim referred to above in this Section 7.3, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof.

8.           Miscellaneous.

8.1           Remedies Cumulative, and not Waived. (a) No right, power or remedy conferred upon any party shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or by any such security or now or hereafter available at law or in equity or by statute or otherwise, (b) No course of dealing between the parties or the holder of any Units purchased pursuant to this Agreement, and no delay in exercising any right, power or remedy conferred hereby or by any such security or now or hereafter existing at law or in equity or by statute or otherwise, shall operate as a waiver of or otherwise prejudice any such right, power or remedy; provided, however, that this Section 8.1 shall not be construed or applied so as to negate the provisions and intent of any statute which is otherwise applicable.

8.2           Changes, Waivers, etc. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

8.3           Notices. All communications hereunder shall be in writing and if sent to the Subscriber, shall be sufficient in all respects if personally delivered, sent by registered mail, or by telecopy and confirmed to the Subscriber at the address set forth on the Signature Page, or if sent to Issuer, shall be personally delivered, sent by registered mail, or by telecopy and confirmed to Issuer as follows:

Positron Corporation
1304 Langham Creek Drive, Suite 310
Houston, Texas 77084
Telephone: (281)492-7100
Facsimile: (281)492-2961

8.4           Survival of Representations and Warranties, etc. All representations and warranties contained herein shall survive the execution and delivery of this Agreement, any investigation at any time made by Subscriber or on its behalf, and the sale and purchase of the Units. All statements contained in any certificate, instrument or other writing delivered by or on behalf of Issuer pursuant hereto or in connection with or contemplation of the transactions herein contemplated (other than legal opinions) shall constitute representations and warranties by Issuer hereunder and not by the individual officer who signed the certificate, instrument or writing by or on behalf of Issuer.

8.5            Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the current holder or holders of any of the Units.

8.6           Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

8.7           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law.

8.8           Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.9           Entire Agreement. This Assignment contains and constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior understandings, if any, with respect thereto.

8.10         Severability. In the event that any part of this Agreement is determined by a court of competent jurisdiction to be unenforceable, the balance of the Agreement shall remain in full force and effect.

8.11         Acceptance. Execution of this Agreement and tender of the payment for the Units above shall constitute an irrevocable offer which the Issuer may accept or reject; acceptance by the Issuer shall be evidenced by the Issuer's execution and delivery to such Subscriber of the Issuer's Acceptance on the signature of this Agreement.

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PLEASE SPECIFY THE TYPE OF OWNERSHIP FOR THE UNITS - CHECK ONE*

Individual Ownership	Partnership	Joint Tenants with Right of Survivorship (both parties must sign)

Corporation	Trust or Pension Plan	Community Property (Spouse's signature required)

Tenants-in-common (both parties must sign)	Individual Retirement Account	Limited Liability Company

*    Where the purchase is being made by an entity, a copy of Articles of Incorporation, Bylaws and Corporate Resolution, Partnership Agreement, Trust Agreement or LLC Agreement, as applicable, must be attached.

I have executed this Unit Subscription Agreement on                                         , 2006, after receiving and carefully reading and reviewing the Canadian Memorandum and schedules and appendices thereto.

Subscription Amount $

FOR INDIVIDUAL SUBSCRIBERS

Signature of Subscriber	Signature of Witness

Printed Name of Subscriber	Printed Name of Witness

Subscriber's Social Insurance Number (SIN#).

Principal Residence Address (not P.O. Box)	Mailing Address (if different)

City Province Postal Code	City Province Postal Code

Witness:

Print Name:

Date:.

FOR CORPORATE. PARTNERSHIP. TRUST OR LIMITED LIABILITY COMPANY SUBSCRIBERS

Print Name of Subscriber	Taxpayer ID of Subscriber

Signature of Person Authorized to Sign for Subscriber	Principal Office Address

Printed Name and Position of Person Authorized to Sign	City State Zip

Witness:

Print Name:

Date:

ISSUER ACCEPTANCE

Positron Corporation, a Texas corporation, hereby accepts the foregoing Unit Subscription Agreement as of                                        , 2006.

POSITRON CORPORATION, a Texas corporation

By:
Name:
Its: